File Nos. 33-51061

                                                                    811-7123


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [  ]



     Post-Effective Amendment No. 8                                    [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


     Amendment No. 8                                                   [X]




                      (Check appropriate box or boxes.)

                    Dreyfus Growth and Value Funds, Inc.
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
     ----
      X    on December 16, 1996 pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----



If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended August 31, 1996 was filed on October 30, 1996.




                     DREYFUS GROWTH AND VALUE FUNDS, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


                                                             Dreyfus Aggressive
Items in                                                     Value Fund
Part A of
Form N-1A  Caption                                           Page
_________  _______                                           _______

   1    Cover Page                                          Cover

   2    Synopsis                                            3

   3    Condensed Financial Information                     4

   4    General Description of Registrant                   4

   5    Management of the Fund                              7

   5(a) Management's Discussion of Fund's Performance       *

   6    Capital Stock and Other Securities                  16

   7    Purchase of Securities Being Offered                8

   8    Redemption or Repurchase                            13

   9    Pending Legal Proceedings                           *


Items in
Part B of
Form N-1A
---------

   10    Cover Page                                         Cover

   11    Table of Contents                                  Cover

   12    General Information and History                    B-32

   13    Investment Objectives and Policies                 B-3

   14    Management of the Fund                             B-14

   15    Control Persons and Principal                      B-17
         Holders of Securities

   16    Investment Advisory and Other                      B-17
         Services
_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                     DREYFUS GROWTH AND VALUE FUNDS, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____

   17          Brokerage Allocation                           B-30

   18          Capital Stock and Other Securities             B-32

   19          Purchase, Redemption and Pricing               B-20; B-22
               of Securities Being Offered                    and B-27

   20          Tax Status                                     *

   21          Underwriters                                   B-1 and B-20

   22          Calculations of Performance Data               B-31

   23          Financial Statements                           B-38


Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-4

   28          Business and Other Connections of              C-5
               Investment Adviser

   29          Principal Underwriters                         C-12

   30          Location of Accounts and Records               C-15

   31          Management Services                            C-15

   32          Undertakings                                   C-15


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                   DECEMBER 16, 1996


                         DREYFUS AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------


        DREYFUS AGGRESSIVE GROWTH FUND (THE "FUND") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS GROWTH AND VALUE FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. IT SEEKS TO ACHIEVE THIS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF DOMESTIC AND FOREIGN ISSUERS WHICH ARE CHARACTERIZED AS "GROWTH" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE DREYFUS CORPORATION.





        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 16, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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                              TABLE OF CONTENTS
                                                                         Page


Fee Table.........................................                         3
Condensed Financial Information...................                         4
Description of the Fund...........................                         4
Management of the Fund............................                         6
How to Buy Shares.................................                         7
Shareholder Services..............................                        10
How to Redeem Shares .............................                        13
Shareholder Services Plan.........................                        15
Dividends, Distributions and Taxes................                        15
Performance Information...........................                        17
General Information...............................                        17
Appendix..........................................                        19


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                     [This Page Intentionally Left Blank]
                                    Page 2



                                  FEE TABLE
Shareholder Transaction Expenses
        Redemption Fee* (as a percentage of amount redeemed)...................                          1.00%
Annual Fund Operating Expenses
(as a percentage of average daily net assets)
        Management Fees........................................................                          .75%
        Other Expenses.........................................................                          .95%
        Total Fund Operating Expenses..........................................                          1.70%
* Shares purchased on or after February 3, 1997 and held for less than 15 days will be subject to a 1% redemption fee payable to the Fund. Exchanges will be treated as redemptions for purposes of imposing the redemption fee.
EXAMPLE:
        You would pay the following
        expenses on a $1,000
        investment, assuming (1) 5%                            1 YEAR      3 YEARS         5 YEARS        10 YEARS
        annual return and (2) redemption
        at the end of each time period:                        $17            $54            $92            $201



------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waiver or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."


                                    Page 3

                       CONDENSED FINANCIAL INFORMATION


        The information in the following table has been audited by Ernst & Young, LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.



                             FINANCIAL HIGHLIGHTS


        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995 (commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.




PER SHARE DATA:
    Net asset value, beginning of period....................................................        $12.50
                                                                                                    -------
    Investment Operations:
    Investment (loss)_net...................................................................          (.10)
    Net realized and unrealized gain on investments.........................................       10.31(1)
                                                                                                    -------
      Total from Investment Operations......................................................         10.21
                                                                                                    -------
    Net asset value, end of period..........................................................        $22.71
                                                                                                    =======
TOTAL INVESTMENT RETURN.....................................................................      81.68%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.......................................       1.16%(2)
    Ratio of interest expense and loan commitment fees to average net assets................        .24%(2)
    Ratio of net investment loss to average net assets......................................     (1.04%)(2)
    Decrease reflected in above expense ratio due to
      undertaking by The Dreyfus Corporation................................................        .17%(2)
    Portfolio Turnover Rate.................................................................     125.17%(2)
    Average commission rate paid (3)......................................................          $.0543
    Net Assets, end of period (000's omitted)......................................               $119,341
(1) In addition to the net realized and unrealized loss on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(2) Not annualized.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                           DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is capital appreciation. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.


INVESTMENT APPROACH
        To manage the Fund, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.


                                    Page 4


        The Fund employs a growth-oriented approach to investing in stocks based on the belief that relative stock performance is driven by relative earnings performance. The Fund looks for companies, regardless of size, which, in the opinion of The Dreyfus Corporation, will experience earnings growth at an above average rate. When selecting its core holdings, the Fund focuses on projected earnings growth for the upcoming 12 to 18 months.


MANAGEMENT POLICIES
        The Fund anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers which would be characterized as "growth" companies according to criteria established by The Dreyfus Corporation. The Fund's securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks and preferred stocks. The Fund may invest up to 30% of the value of its total assets in the securities of foreign companies which are not publicly traded in the United States and the debt securities of foreign governments.
        While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.
        In an effort to increase returns, the Fund expects to trade actively and that the annual portfolio turnover rate could exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, leveraging, options and futures transactions and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies _Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The securities of smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
                                    Page 5


        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.


        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                           MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Michael L. Schonberg. He has held that position since September 1995 and has been employed by The Dreyfus Corporation since July 1995. Prior to joining The Dreyfus Corporation, Mr. Schonberg was a General Partner of Omega Advisors since 1994 and, for more than five years prior thereto, Chief Investment Officer and a Managing Director at UBS Asset Management. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and
                                    Page 6

a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $220 billion in assets as of June 30, 1996, including approximately $81 billion in proprietary mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets, including approximately $57 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. For the period September 29, 1995 (commencement of operations) through August 31, 1996 the Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .57 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.


        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.





DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian.


                              HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a mini-
                                    Page 7

mum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900279621/Dreyfus Aggressive Growth Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
                                    Page 8

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."


        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. Certain securities may be valued by an independent pricing service approved by the Company's Board and are valued at fair value as determined by the pricing service. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                                    Page 9

                             SHAREHOLDER SERVICES
FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.



        For shares purchased after February 3, 1997, the Fund will impose a redemption fee equal to 1% of the net asset value of such shares exchanged where the exchange is made less than 15 days after issuance. See "How to Redeem Shares." Otherwise, shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


                                    Page 10

DREYFUS AUTO-EXCHANGE PRIVILEGE


        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically
                                    Page 11

through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
                                    Page 12
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.


        On shares acquired by purchase or exchange on or after February 3, 1997, the Fund will deduct a redemption fee of 1% of the net asset value of Fund shares redeemed or exchanged in less than 15 days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. Solely for purposes of calculating the 15 day holding period, the Fund uses the "first-in, first-out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest. The fee will be prorated if some of the shares being redeemed or exchanged have been held for 15 days or more. No redemption fee will be charged upon the redemption of shares acquired through reinvestment of dividends or capital gain distributions, or shares redeemed through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or through omnibus accounts. The redemption fee may be waived, modified or discontinued at any time or from time to time. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE
                                    Page 13

HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.
The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges
                                    Page 14

Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                         SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
                                    Page 15

        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares.Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended August 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                                    Page 16

                              PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Morningstar, Inc. and other industry publications.
                               GENERAL INFORMATION
        The Company was incorporated under Maryland law on November 16, 1993, and commenced operations on December 29, 1993. Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. The Company is authorized to issue one billion shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters
                                    Page 17

shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of ten series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.
                                    Page 18

                                    APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. LEVERAGE -- Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.
SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
                                    Page 19

        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.
USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


                                    Page 20

CERTAIN PORTFOLIO SECURITIES
AMERICAN DEPOSITARY RECEIPTS -- The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.
MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the
                                    Page 21

face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.
INVESTMENT COMPANIES -- The Fund may invest in securities issued by registered and unregistered investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 22

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                                    Page 23

Aggressive
Growth
Fund
Prospectus

Copy Rights 1996 Dreyfus Service Corporation
                                          256p121696

Registration Mark
                                    Page 24



------------------------------------------------------------------------------


PROSPECTUS                                                   DECEMBER 16, 1996


                       DREYFUS AGGRESSIVE VALUE FUND
------------------------------------------------------------------------------


        DREYFUS AGGRESSIVE VALUE FUND (THE "FUND") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS GROWTH AND VALUE FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. IT SEEKS TO ACHIEVE THIS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF DOMESTIC AND FOREIGN ISSUERS WHICH ARE CHARACTERIZED AS "VALUE" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE DREYFUS CORPORATION.


        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 16, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
                               TABLE OF CONTENTS
                                                                         Page
Fee Table.........................................                         3
Condensed Financial Information...................                         4
Description of the Fund...........................                         4
Management of the Fund............................                         7
How to Buy Shares.................................                         8
Shareholder Services..............................                        10
How to Redeem Shares .............................                        13
Shareholder Services Plan.........................                        15
Dividends, Distributions and Taxes................                        15
Performance Information...........................                        17
General Information...............................                        17
Appendix..........................................                        19
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

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                                    Page 2





FEE TABLE
    SHAREHOLDER TRANSACTION EXPENSES
      Redemption Fee* (as a percentage of amount redeemed)....................................              1.00%
    ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average daily net assets)
      Management Fees ........................................................................               .06%
      Other Expenses..........................................................................              1.19%
      Total Fund Operating Expenses...........................................................              1.25%
    * Shares purchased on or after February 3, 1997, and held for less than
      15 days will be subject to a 1% redemption fee payable to the Fund.
      Exchanges will be treated as redemptions for purposes of imposing the redemption fee. See "How to Redeem Shares."
EXAMPLE:                                                       1 YEAR      3 YEARS     5 YEARS   10 YEARS
        You would pay the following expenses on
        a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period:                               $13         $40         $69         $151


------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Annual Fund Operating Expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if, in the fiscal year ending August 31, 1997, Fund expenses, including the management fee, exceed 1.25% of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain expenses of the Fund to the extent of such excess expense. The expenses noted above, without reimbursement, would be: Management Fees --
 .75%, and Total Fund Operating Expenses -- 1.94%. The information in the foregoing table does not reflect any other fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."


                                    Page 3

                       CONDENSED FINANCIAL INFORMATION


        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


                              FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year September 29, 1995 (commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.




PER SHARE DATA:
  Net asset value, beginning of year........................................                           $12.50
                                                                                                       -------
  INVESTMENT OPERATIONS:
  Investment income--net....................................................                              .09
  Net realized and unrealized gain on investments...........................                             7.53
                                                                                                       -------
  TOTAL FROM INVESTMENT OPERATIONS..........................................                             7.62
                                                                                                       -------
  DISTRIBUTIONS:
  Dividends from investment income --net....................................                             (.04)
                                                                                                       -------
  Net asset value, end of period............................................                           $20.08
                                                                                                       =======
TOTAL INVESTMENT RETURN.....................................................                         61.00%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................................                          1.17%(1)
  Ratio of net investment income to average net assets......................                           .55%(1)
  Decrease in above expense ratios due to undertaking by The Dreyfus Corporation.63%(1)
  Portfolio Turnover Rate...................................................                        260.98%(1)
  Average Commission Rate(2)................................................                           $.0508
  Net Assets, end of period (000's omitted).................................                           $9,711
(1) Not annualized.
(2) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                            DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is capital appreciation. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.


INVESTMENT APPROACH
        To manage the Fund, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description. The Fund's invest approach is value-oriented and it is expected that the securities in its "core" portfolio (approximately 80% of its total assets) will have the following characteristics: mid to large capitalization stocks with a price-to-earnings ratio below the market average, a competitive projected growth rate and a slightly below market average dividend yield. The "strategic overlay" for the remainder of the Fund's port-
                                    Page 4

folio (approximately 20% of its total assets) is expected to emphasize short-selling (usually hedged with futures contracts), heavy industry weightings, and investments in small capitalization securities, high yield corporate debt securities and private placements.


MANAGEMENT POLICIES
        The Fund anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation. The Fund's securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks. The Fund may invest up to 30% of the value of its assets in the securities of foreign companies which are not publicly traded in the United States and the debt securities of foreign governments.




        The Fund may invest in convertible securities, preferred stocks and debt securities without limitation when management believes that such securities offer opportunities for capital growth. The debt securities in which the Fund may invest must be rated at least Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Obligations rated Caa by Moody's and CCC by S&P are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. The Fund intends to invest less than 20% of its net assets in debt securities rated lower than investment grade by Moody's and S&P. See "Investment Considerations and Risks" below for a discussion of certain risks.
        While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.


        In an effort to increase returns, the Fund expects to trade actively and that the annual portfolio turnover rate could exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securi-
                                    Page 5

ties typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by the Fund, such as those rated Baa or lower by Moody's and BBB or lower by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Lower Rated Securities" and "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.


LOWER RATED SECURITIES -- The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or as low as Caa by Moody's or CCC by S&P (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.


FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.


        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                                    Page 6


                            MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Timothy M. Ghriskey. He has held that position since September 1995 and has been employed by The Dreyfus Corporation since July 1995. Prior to joining The Dreyfus Corporation, Mr. Ghriskey was a Vice President and Associate Managing Partner at Loomis, Sayles & Co. since 1985. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. For the period September 29, 1995 (commencement of operations) through August 31, 1996, the Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .06 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.



        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.




                                    Page 7


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian.


                               HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark,
Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.
You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
                                    Page 8

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900279648/Dreyfus Aggressive Value Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."


        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. Certain securities may be valued by an independent pricing service approved by the Company's Board and are valued at fair value as determined by the pricing service. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information con-
                                    Page 9

cerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service
(the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                               SHAREHOLDER SERVICES
FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over the Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        For shares purchased on or after February 3, 1997, the Fund will impose a redemption fee equal to 1% of the amount exchanged where the exchange is made less than 15 days after issuance. See "How to Redeem Shares." Otherwise, shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories
                                    Page 10

of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes." DREYFUS AUTO-EXCHANGE PRIVILEGE


        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation
                                    Page 11

in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for
                                    Page 12

existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566;
for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                              HOW TO REDEEM SHARES
GENERAL
        On shares acquired by purchase or exchange on or after February 3, 1997 the Fund will deduct a redemption fee of 1% of the net asset value of Fund shares redeemed or exchanged in less than 15 days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. Solely for purposes of calculating the 15 day holding period, the Fund uses the "first-in, first out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest. The fee will be prorated if some of the shares being redeemed or exchanged have been held for 15 days or more. No redemption fee will be charged upon the redemption of shares acquired through reinvestment of dividends or capital gain distributions, or shares redeemed through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or through omnibus accounts. The redemption fee may be waived, modified or discontinued at any time or from time to time. In addition, Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY
IF YOUR SHARES WERE PURCHASED BY
                                    Page 13

WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.
The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over the Dreyfus TouchRegistration Mark Automatic Telephone System) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities
                                    Page 14

exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion
Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                            SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                        DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and dis-
                                    Page 15

tributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Company believes that the Fund has qualified for the fiscal year ended August 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                                    Page 16

                           PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Morningstar, Inc. and other industry publications.
                              GENERAL INFORMATION
        The Company was incorporated under Maryland law on November 16, 1993, and commenced operations on December 29, 1993. Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. The Company is authorized to issue one billion shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
                                    Page 17

        To date, the Board has authorized the creation of ten series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
                                    Page 18

                                    APPENDIX


INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which could result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box. BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to
                                    Page 19

increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
AMERICAN DEPOSITARY RECEIPTS -- The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically
                                    Page 20

issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.
MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.
ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange
                                    Page 21

traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
RATINGS -- Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.
Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic condition s which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. S&P typically assigns a CCC rating to debt which has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 22

[This Page Intentionally Left Blank]
                                    Page 23
Aggressive
Value
Fund
Prospectus

Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                          257p121696
                                    Page 24








                    DREYFUS GROWTH AND VALUE FUNDS, INC.

                      DREYFUS LARGE COMPANY GROWTH FUND
                       DREYFUS AGGRESSIVE GROWTH FUND
                      DREYFUS LARGE COMPANY VALUE FUND
                        DREYFUS AGGRESSIVE VALUE FUND
                          DREYFUS MIDCAP VALUE FUND
                      DREYFUS SMALL COMPANY VALUE FUND
                      DREYFUS INTERNATIONAL VALUE FUND
                        DREYFUS EMERGING LEADERS FUND

                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)


                              DECEMBER 16, 1996




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund, and Dreyfus Small Company Value Fund, each dated March 1, 1996, Dreyfus Emerging Leaders Fund, Dreyfus Midcap Value Fund, and Dreyfus International Value Fund, each dated April 10, 1996, and Dreyfus Aggressive Growth Fund and Dreyfus Aggressive Value Fund, each dated December 16, 1996, (each, a "Fund" and collectively, the "Funds") of Dreyfus Growth and Value Funds, Inc. (the "Company"), as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. and Canada -- Call 516-794-5452


     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.




                              TABLE OF CONTENTS
                                                            Page


Investment Objective and Management Policies. . . . . . .  B-3
Management of the Company . . . . . . . . . . . . . . . .  B-14
Management Agreement. . . . . . . . . . . . . . . . . . .  B-18
Purchase of Shares. . . . . . . . . . . . . . . . . . . .  B-21
Shareholder Services Plan . . . . . . . . . . . . . . . .  B-22
Redemption of Shares. . . . . . . . . . . . . . . . . . .  B-24
Shareholder Services. . . . . . . . . . . . . . . . . . .  B-26
Determination of Net Asset Value. . . . . . . . . . . . .  B-29
Dividends, Distributions and Taxes. . . . . . . . . . . .  B-30
Portfolio Transactions. . . . . . . . . . . . . . . . . .  B-32
Performance Information . . . . . . . . . . . . . . . . .  B-34
Information About the Funds . . . . . . . . . . . . . . .  B-35
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . . . .  B-35
Appendix. . . . . . . . . . . . . . . . . . . . . . . . .  B-37
Financial Statements. . . . . . . . . . . . . . . . . . .  B-41
Reports of Independent Auditors . . . . . . . . . . . . .  B-49; B-69
                                                           B-80 and B-104




                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

     Depositary Receipts.  (All Funds, except Dreyfus Emerging Leaders
Fund) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


     Repurchase Agreements. (All Funds) The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.



     Commercial Paper and Other Short-Term Corporate Obligations. (All Funds) These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Funds' Prospectus for other commercial paper issuers.

     Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Closed-End Investment Companies. (All Funds) A Fund may invest in securities issued by closed-end investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to:
(i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and
(iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     Foreign Government Obligations; Securities of Supranational Entities. (All Funds) A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Illiquid Securities. (All Funds) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies


     Leverage. (All Funds) For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund.



     Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.


     Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.



     Lending Portfolio Securities. (Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund only)

In connection with its securities lending transactions, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. (All Funds) A Fund may invest in Derivatives (as defined in the Funds' Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

     If a Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.
When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. (All Funds) A Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in its Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.


     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.



Specific Futures Transactions. A Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     A Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. (All Funds) A Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     A Fund may purchase cash-settlement options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, a Fund may incur losses.

     Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


     Forward Commitments. (All Funds) A Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but a Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.



     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks


     Lower Rated Securities. (Dreyfus Aggressive Value Fund only) The Fund is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") and BB by Standard & Poor's Ratings Group ("S&P" and with Moody's, the "Rating Agencies"), and as low as Caa by Moody's or CCC by S&P. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" in the Fund's Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.



     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     Dreyfus Aggressive Value Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

Investment Restrictions

     Each Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. No Fund may:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

     3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 13 and 14 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     14. Purchase, sell or write puts, calls or combinations thereof, except as described in the relevant Fund's Prospectus and Statement of Additional Information.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     Each Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

     The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.


                          MANAGEMENT OF THE COMPANY

     Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Company


* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc. a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Company's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Board Member.  Corporate Vice President-Investment
     Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.



JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.

EHUD HOUMINER, Board Member.  Since July 1991, Professor and
     Executive-in-Residence at the Columbia Business School, Columbia University. Since January 1996, principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a Director of Avnet Inc. He is 55 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.

DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
     1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of National Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems, Inc. He is 72 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

GLORIA MESSINGER, Board Member.  From 1981 to 1993, Managing Director and
     Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 66 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.


JACK R. MEYER, Board Member.  President and Chief Executive Officer of
     Harvard Management Company, an investment management company, since September 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 50 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.


JOHN SZARKOWSKI, Board Member.  Director Emeritus of Photography at The
     Museum of Modern Art. Consultant in Photography. He is 70 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.


ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 66 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.



     For so long as the Company's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

     The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended October 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:



                                                  Total Compensation
                                                  From Company and
                              Aggregate           Fund Complex
Name of Board                 Compensation        Paid to Board
Member                        From the Company*   Member***

Joseph S. DiMartino                $7,663              $448,618 (94)

David P. Feldman                   $1,007**            $113,783 (27)

John M. Fraser, Jr.                $6,130              $ 58,606 (12)

Ehud Houminer                      $5,630              $ 55,405 (12)

David J. Mahoney                   $5,130              $ 47,250 (14)

Gloria Messinger                   $6,130              $  5,511 (1)

Jack R. Meyer                      $1,007**            $ 21,125 (4)

John Szarkowski                    $1,007**            $ 21,625 (4)

Anne Wexler                        $1,007**            $ 62,201 (16)



*   Amount does not include reimbursed expenses for attending Board
    meetings, which amounted to $       for all Board members as a group.
** Amount for the period from July 26, 1996 (date Board member was elected to the Board) to August 31, 1996.



Officers of the Company

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 39 years old.

JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Secretary.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. He is 27 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


     The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on November 12, 1996.


     The following persons are known by the Company to own beneficially 5% or more of a Fund's outstanding voting securities as of November 12, 1996:
Major Trading Corporation, attn. Maurice Bendrihem, 200 Park Avenue, New York, New York 10166 - 94.40% of the outstanding shares of Dreyfus Large Company Growth Fund, 74.76% shares of Dreyfus Large Company Value Fund, and 92.5% of the outstanding shares of Dreyfus Small Company Value Fund; Allomon Corporation, c/o Mellon Bank, attn: John Gaynord, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258 - 55.15 of the shares of Dreyfus Midcap Value Fund, 10.52% of the shares of Dreyfus International Value Fund; Balsa & Co., P.O. Box 1768, Grand Central Station, New York 10163 - 7.98% of the shares of Dreyfus Aggressive Value Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.




                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Company."

     Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended September 14, 1995, with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 5, 1994 in respect of Dreyfus Large Company Growth Fund and Dreyfus Large Company Value Fund and September 29, 1995 in respect of Dreyfus Small Company Value Fund, and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on March 14, 1996. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William
F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President-- Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.



     The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities.

The Fund's portfolio managers are as follows:


Dreyfus Large Company Growth Fund       Richard B. Hoey
                                        Jeffrey F. Friedman
                                        Michael L. Schonberg
                                        Ernst G. Wiggins, Jr.



Dreyfus Aggressive Growth Fund          Michael L. Schonberg

Dreyfus Large Company Value Fund        Jeffrey F. Friedman
                                        Timothy M. Ghriskey
                                        Richard B. Hoey
                                        Ernest G. Wiggins, Jr.

Dreyfus Aggressive Value Fund           Timothy M. Ghriskey

Dreyfus Midcap Value Fund               David L. Diamond
                                        Peter I. Higgins

Dreyfus Small Company Value Fund        David L. Diamond
                                        Jeffrey F. Friedman
                                        Richard B. Hoey
                                        Ernest G. Wiggins, Jr.

Dreyfus International Value Fund        Sandor Cseh

Dreyfus Emerging Leaders Fund           Paul Kandel
                                        Hilary Woods


     The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.



     The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     From September 29, 1995 through May 23, 1996, The Boston Company Asset Management ("TBC Asset Management") provided investment advisory assistance and day-to-day management of Dreyfus Small Company Value Fund's, Dreyfus Midcap Value Fund's and Dreyfus International Value Fund's investments pursuant to Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement"), dated September 14, 1995 between TBC Asset Management and the Manager.

     Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, Fund shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 1.00% of the value of Dreyfus International Value Fund's average daily net assets, .90 of 1% of the value of Dreyfus Emerging Leaders Fund's average daily net assets and .75 of 1% of the value of each other Fund's average daily net assets. For the period December 29, 1993 (commencement of operations) through October 31, 1994 and for the fiscal year ended October 31, 1995, the management fees payable by each then-existing Fund and the amounts waived by the Manager were as follows:


                                   Management                Reduction
Fund                               Fee Payable                in Fee            Net Fee Paid
                                 1994       1995         1994         1995      1994     1995
Dreyfus Large Company Growth    $31,700     $41,416      $31,700      $41,416     $0     $0
  Fund

Dreyfus Large Company Value     $32,302     $43,242      $32,302      $43,242     $0     $0
  Fund

Dreyfus Small Company Value    $32,544      $42,383      $32,544      $42,383     $0     $0
  Fund



     For the period September 29, 1995 (commencement of operations) through August 31, 1996, the management fees payable by Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus International Value Fund, Dreyfus Emerging Leaders Fund, and Dreyfus Midcap Value Fund and the amounts waived by the Manager were as follows:







                               Management         Reduction
Fund                           Fee Payable          in Fee       Net Fee Paid
                                   1996              1996            1996
Dreyfus Aggressive Growth Fund    $352,634           $86,505        $266,129

Dreyfus Aggressive Value Fund      $ 43,706           $39,945       $  3,761

Dreyfus International Value Fund   $122,121           $67,691       $ 54,430

Dreyfus Emerging Leaders Fund      $205,324           $89,685       $115,639

Dreyfus Midcap Value Fund          $ 19,408           $19,408          -0-



     As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                          SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services Plan."

     The Company has adopted a Shareholder Services Plan, pursuant to which the Company pays the Distributor for the provision of certain services to each Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents") in respect of these services.


     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on March 14, 1996. The Shareholder Services Plan is terminable with respect to each Fund at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.



     For the fiscal year ended October 31, 1995, the amounts charged to each then-existing Fund pursuant to the Shareholder Services Plan were as follows:

     Fund                          Amount Charged

     Dreyfus Large Company Growth Fund  $13,805
     Dreyfus Large Company Value Fund   $14,414
     Dreyfus Small Company Value Fund   $14,128


     For the period ended September 29, 1995 (commencement of operations), through August 31, 1996, the amounts charged to Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus International Value Fund, Dreyfus Emerging Leaders Fund, and Dreyfus Midcap Value Fund pursuant to the Shareholder Services Plan were as follows:



     Fund                          Amount Charged

     Dreyfus Aggressive Growth Fund     $117,545

     Dreyfus Aggressive Value Fund      $14,569

     Dreyfus International Value Fund   $30,530

     Dreyfus Emerging Leaders Fund      $57,034

     Dreyfus Midcap Value Fund          $ 6,469



     Prior Distribution Plan. Effective September 30, 1995, the Company terminated its then-existing Distribution Plan that had been in effect from August 24, 1994. That Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, provided that the Company (i) reimburse the Distributor for payments to certain Service Agents for distributing shares and (ii) pay the Manager, Dreyfus Service Corporation or any affiliate for advertising and marketing relating to the Company and servicing shareholders accounts, at an aggregate annual rate of .50 of 1% of the value of each Fund's average daily net assets. For the period November 1, 1994 through September 30, 1995, the amounts payable by each then-existing Fund pursuant to such plan were as follows:

                                          Prospectus and
                                          statement of
               Advertising,               additional
               marketing    Distribution  information   Reductions
               and          expenses      expenses      due to        Net Amount
Fund           servicing    payable       payable       undertakings  paid

Dreyfus Large
  Company Growth
  Fund         $24,999       $0            $1,417        $26,416       $0


Dreyfus Large
  Company Value
  Fund         $25,991       $0             $1,735        $27,726      $0




                                          Prospectus and
                                          statement of
               Advertising,               additional
               marketing    Distribution  information   Reductions
               and          expenses      expenses      due to        Net Amount
Fund           servicing    payable       payable       undertakings  paid


Dreyfus Small
  Company Value
  Fund          $25,535      $0            $1,948        $27,483       $0


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."

     Redemption Fee. For shares purchased on or after February 3, 1997, the Fund will deduct a redemption fee of 1% of the net asset value of Fund shares redeemed or exchanged in less than 15 days. The redemption fee will be deducted from redemption proceeds and retained by the Fund.

     No redemption fee will be charged upon the redemption of shares through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege or through omnibus accounts. Further, no redemption fee will be charged upon the redemption of Fund shares acquired through reinvestment of dividends or distributions. The redemption fee may be waived, modified or discontinued at any time or from time to time.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

             144295                     144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. A 1% redemption fee will be charged upon an exchange of Fund shares where the exchange occurs less than 15 days following the issuance of such shares. Shares of other funds purchased by exchange, will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load in shares of other funds that are offered without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, shareholders must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) Automated Telephone System) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.



     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.




     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:



     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."


     Management of the Company believes that each Fund has qualified for its most recent fiscal year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.



     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by such Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     A Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by a Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


                           PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities.
Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

     Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Funds' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.


     Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate of each Fund, other than Dreyfus Aggressive Growth Fund and Dreyfus Small Company Value Fund may approach the 150% level and that the annual turnover rate of Dreyfus Aggressive Growth Fund and Dreyfus Small Company Value Fund may exceed 150% and 175%, respectively. The portfolio turnover rate for the fiscal year ended October 31, 1995 for each then-existing Fund was as follows: Dreyfus Large Company Growth Fund--86.59%; Dreyfus Large Company Value Fund--143.61%; Dreyfus Small Company Value Fund--161.01%. The portfolio turnover rate for the fiscal year ended August 31, 1996 was as follows: Dreyfus Aggressive Growth Fund--125.17%; Dreyfus Aggressive Value Fund--260.98%; Dreyfus International Value Fund--19.14%; Dreyfus Emerging Leaders Fund--203.66%; and Dreyfus Midcap Value Fund--266.80%. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.



     The amounts paid for the fiscal years ended October 31, 1994 and 1995 by each then-existing Fund for brokerage commissions, none of which was paid to the Distributor, were as follows:

     Fund                                       Amount Paid
                                             1994(1)        1995
     Dreyfus Large Company Growth Fund       $ 6,813        $11,595
     Dreyfus Large Company Value Fund        $14,019        $22,859
     Dreyfus Small Company Value Fund        $57,029        $27,955
________________
1 For the period December 29, 1993 (commencement of operations) through
  October 31, 1994.

For the period December 29, 1993 (commencement of operations) through October 31, 1994, there were no gross spreads and concessions on principal transactions. For the fiscal year ended October 31, 1995, gross spreads and concessions were: $30,120 for Dreyfus Large Company Value Fund and $89,129 for Dreyfus Small Company Value Fund, none of which was paid to the Distributor.


     For the period September 29, 1995 (commencement of operations) through August 31, 1996, Dreyfus Aggressive Growth Fund paid $300,047, Dreyfus Aggressive Value Fund paid $39,015 Dreyfus Emerging Leaders Fund paid $142,099, Dreyfus International Value Fund paid $96,586, Dreyfus Midcap Value Fund paid $23,569 for brokerage commissions, none of which was paid to the Distributor. For such period, Dreyfus Agressive Growth Fund paid $2,539,293, Dreyfus Aggressive Value Fund paid $336,949, Dreyfus Emerging Leaders Fund paid $806,763, Dreyfus International Value Fund paid $96,586 and Dreyfus Midcap Value Fund paid $53,544 in gross spreads and concessions.


     The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates, including Dreyfus Investment Services Corporation. The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair. For the fiscal years ended October 31, 1994 and 1995, with respect to Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund, no brokerage commissions were paid to the Manager or its affiliates.




                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Performance Information."


     Performance for each Fund for the period ended February 29, 1996 (August 31, 1996 with respect to Dreyfus Aggressive Growth Fund and Dreyfus Aggressive Value Fund) was as follows:



                                                              Average Annual       Average Annual
                                    Aggregate Total Return    Total Return         Total Return
                                    Since Inception           Since Inception(3)   One Year
Dreyfus Large Company Growth Fund(1)    33.60%                   14.28%               31.45%
Dreyfus Large Company Value Fund(1)     50.35%                   20.67%               44.53%
Dreyfus Small Company Value Fund(1)     34.86%                   14.78%               33.45%
Dreyfus Aggressive Growth Fund(2)       81.68%                   91.63%                 -
Dreyfus Aggressive Value Fund(2)        61.00%                   68.00%                 -
Dreyfus Midcap Value Fund(2)            26.88%                   29.61%                 -
Dreyfus International Value Fund(2)      6.43%                    7.02%                 -
Dreyfus Emerging Leaders Fund(2)        46.09%                   51.12%                 -
_______________________________________
(1)  Commencement of operations: December 29, 1993.
(2)  Commencement of operations: September 29, 1995.
(3)  Computations of average total return for periods of less than one year represent an annualization of the Fund's actual total return.



     Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     From time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.

     From time to time, advertising materials for each Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, (including "growth" and "value" investing) asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for each Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings. Advertisements for Dreyfus Emerging Leaders Fund and Dreyfus Small Company Value Fund also may discuss the potential benefits and risks of small cap investing.


                         INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund will send annual and semi-annual financial statements to all its shareholders.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through August 31, 1996, each Fund paid the Transfer Agent the following: Dreyfus Aggressive Fund--$37,522, Dreyfus Aggressive Value Fund--$2,828, Dreyfus Emerging Leaders Fund-- $21,977, Dreyfus International Value Fund--$1,788, and Dreyfus Midcap Value Fund--$378. The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian for the investments of Dreyfus International Value Fund. Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of Dreyfus Large Company Growth Fund, Dreyfus Aggressive Growth Fund, Dreyfus Large Company Value Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus Small Company Value Fund and Dreyfus Emerging Leaders Fund. Under a custody agreement with such Funds, Mellon Bank, N.A. holds the Fund's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each respective Fund's assets held in custody and receives certain securities transactions charges. For the period March 14, 1996 (effective date of Custody Agreement) through August 31, 1996 each Fund paid the custodian the following: Dreyfus Aggressive Growth Fund--$8,365, Dreyfus Aggressive Value Fund--$2,120, Dreyfus Emerging Leaders Fund-- $3,431, and Dreyfus Midcap Value Fund--$3,265.



     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Company.


                                  APPENDIX

     Description of S&P and Moody's ratings:

S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                     BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                      B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Bond Ratings
                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.


DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                                     AUGUST 31, 1996
COMMON STOCKS-115.6%                                                                                 SHARES            VALUE
                                                                                                     _______           _______
  COMMERCIAL SERVICES-10.1%          Corrections Corporation of America           (a)                150,000   $     4,837,500
                                     Katz Digital Technologies..............                         150,000           637,500
                                     NuCo2..................................                         130,000         3,380,000
                                     PC Service Source......................      (a)                115,000         1,610,000
                                     Quintel Entertainment..................                         250,000         1,625,000
                                                                                                                       _______
                                                                                                                    12,090,000
                                                                                                                       _______
  CONSUMER DURABLES-.7%              Black Rock Golf........................                         140,000           805,000
                                                                                                                       _______
  CONSUMER
    NON-DURABLES-5.2%                Ultrafem...............................                         265,000         5,962,500
                                     Vista 2000.............................      (a)                350,000           218,750
                                                                                                                       _______
                                                                                                                     6,181,250
                                                                                                                       _______
  CONSUMER SERVICES-14.2%            Alma International.....................      (a)              1,000,000         3,000,000
                                     Casino Data Systems....................      (a)                210,000         3,858,750
                                     Checkfree..............................                         170,000         2,826,250
                                     Cinar Films, Cl. B.....................      (a)                205,000         4,894,375
                                     Koo Koo Roo............................      (a)                75,000            590,625
                                     Wiztec Solutions.......................                         250,000         1,781,250
                                                                                                                       _______
                                                                                                                    16,951,250
                                                                                                                       _______
  ELECTRONIC
    TECHNOLOGY-10.6%                 Advanced Photonix, Cl. A...............      (a)               420,000          1,443,750
                                     Gilat Satellite Networks...............      (a)                220,000         4,317,500
                                     MRV Communications.....................      (a)                150,000         2,997,656
                                     Personal Computer Products.............      (a)              1,325,000         2,442,969
                                     Tridex.................................      (a)                150,000         1,490,625
                                                                                                                       _______
                                                                                                                    12,692,500
                                                                                                                       _______
  ENERGY MINERALS-2.2%               Rutherford-Moran Oil...................                         110,000         2,681,250
                                                                                                                       _______
  FINANCE-10.5%                      ASTA Funding...........................                          40,000           220,000
                                     American Medical Technologies..........      (a)                350,000           765,625
                                     Executive Risk.........................                          75,000         2,578,125
                                     Frontier Insurance Group...............                         110,000         4,290,000
                                     Hooper Holmes..........................                         205,000         2,613,750
                                     Security First Network Bank............                          30,600           833,850
                                     Titan Holdings.........................                          84,000         1,197,000
                                                                                                                       _______
                                                                                                                    12,498,350
                                                                                                                       _______
  HEALTH SERVICES-9.8%               Atlantic Pharmaceuticals...............      (b)                140,000           966,875
                                     Complete Management....................                         310,000         4,766,250
                                     Comprehensive Care.....................      (a)                130,000         1,088,750
                                     Core...................................      (a)                152,500         1,544,063
                                     HemaCare...............................      (a)                325,000           690,625

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                             SHARES            VALUE
                                                                                                     _______           _______

  HEALTH SERVICES (CONTINUED)        Northstar Health Services..............      (a)                 15,500     $      27,125
                                     OncorMed...............................      (a)                250,000           843,750
                                     OnGard Systems.........................      (a)                220,000           797,500
                                     Pace Health Management Systems.........      (a)                200,000           925,000
                                                                                                                       _______
                                                                                                                    11,649,938
                                                                                                                       _______
  HEALTH TECHNOLOGY-21.6%            Avigen.................................                         290,000         1,758,125
                                     BioCryst Pharmaceuticals...............      (a)                280,000         4,235,000
                                     Bone Care International................                         130,000           780,000
                                     Boston Life Sciences...................      (a)              1,000,000           843,750
                                     ChiRex.................................                          50,000           612,500
                                     Cytoclonal Pharmaceutics...............                         135,000           523,125
                                     Cytoclonal Pharmaceutics, Cl. C (Warrants)                      200,000           275,000
                                     Fuisz Technologies.....................                         270,000         4,860,000
                                     MacroChem..............................      (a)                240,000           960,000
                                     Microvision............................                         140,000           787,500
                                     Microvision (Warrants).................                         140,000           323,750
                                     NeoPharm ..............................                          60,000           855,000
                                     NeoPharm (Warrants)....................                          12,500           100,000
                                     Oncor..................................                         550,000         2,750,000
                                     VIMRx Pharmaceuticals..................      (a)              1,150,000         5,246,875
                                     Virus Research Institute...............                         125,000           812,500
                                                                                                                       _______
                                                                                                                    25,723,125
                                                                                                                       _______
  INDUSTRIAL SERVICES-6.5%           Commodore Applied Technologies.........                         525,000         4,725,000
                                     Commodore Applied Technologies (Warrants)                       300,000           900,000
                                     ERD Waste..............................      (a)                285,000         2,155,312
                                                                                                                       _______
                                                                                                                     7,780,312
                                                                                                                       _______
  PROCESS INDUSTRIES-2.6%            Chromatics Color Science International.     (a)                 240,000           750,000
                                     Crompton & Knowles.....................                         125,000         1,875,000
                                     Ocal...................................                         150,000           515,625
                                                                                                                       _______
                                                                                                                     3,140,625
                                                                                                                       _______
  PRODUCER
    MANUFACTURING-.5%                Motorcar Parts & Accessories...........        (a)               50,000           612,500
                                                                                                                       _______
  RETAIL TRADE-.3%                   CML Group..............................                         100,000           412,500
                                                                                                                       _______
  TECHNOLOGY SERVICES-20.1%          IMNET Systems..........................      (a)                210,000         3,963,750
                                     Mercury Interactive....................      (a)                425,000         5,950,000
                                     Microware Systems......................                         260,000         5,362,500
                                     Safeguard Scientifics..................      (a)                 70,000         2,257,500
                                     Systems of Excellence..................      (a)                500,000         1,040,000

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                             SHARES           VALUE
                                                                                                     _______           _______

  TECHNOLOGY SERVICES
    (CONTINUED)                      Registry...............................                          22,000  $        731,500
                                     TriTeal................................                         325,000         4,631,250
                                                                                                                       _______
                                                                                                                    23,936,500
                                                                                                                       _______
  UTILITIES-.7%                      AMNEX..................................       (a)               250,000           859,375
                                                                                                                       _______
TOTAL INVESTMENTS (cost $146,067,532).......................................                           115.6%    $ 138,014,475
                                                                                                        ====           =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (15.6%)  $  (18,673,939)
                                                                                                        ====           =======
NET ASSETS..................................................................                           100.0%    $ 119,340,536
                                                                                                        ====           =======

NOTES TO STATEMENT OF INVESTMENTS:
(a)          Non-income producing.
(b)Security restricted as to public resale. Investment in restricted security, with an aggregate market value of $966,875, represents approximately .8% of net assets;
                                                           ACQUISITION      PURCHASE         PERCENTAGE OF
ISSUER                                                        DATE            PRICE            NET ASSETS    VALUATION*
___                                                          ______           _____            ________        ______
Atlantic Pharmaceuticals.....................               8/16/96           $6.12             .8%         15% discount
                                                                                                          to market value
*  The valuation of this security has been determined in good faith under the direction of the Board of Directors.



See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                             AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $146,067,532)-see statement.....................................                                      $138,014,475
    Cash....................................................................                                           145,111
    Receivable for shares of Common Stock subscribed........................                                         1,117,777
    Dividends and interest receivable.......................................                                             8,010
    Prepaid expenses........................................................                                            31,335
                                                                                                                       _______
                                                                                                                   139,316,708
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                   $     113,203
    Due to Distributor......................................................                          24,612
    Bank loans payable-Note 2...............................................                      16,599,850
    Payable for Common Stock redeemed.......................................                       2,862,868
    Payable for investment securities purchased.............................                         165,400
    Loan commitment fees and interest payable...............................                         119,451
    Accrued expenses........................................................                          90,788        19,976,172
                                                                                                      ______            ______
NET ASSETS  ................................................................                                      $119,340,536
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $129,548,179
    Accumulated net realized (loss) on investments..........................                                        (2,154,586)
    Accumulated net unrealized (depreciation) on investments................                                        (8,053,057)
                                                                                                                       _______
NET ASSETS at value applicable to 5,256,078 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                      $119,340,536
                                                                                                                       =======
NET ASSET VALUE, offering and redemption price per share
    ($119,340,536 / 5,256,078 shares).......................................                                            $22.71
                                                                                                                       =======


See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                   $    110,148
      Cash dividends........................................................                         75,605
                                                                                                     ______
            TOTAL INCOME....................................................                                   $     185,753
    EXPENSES:
      Management fee-Note 3(a)..............................................                        352,634
      Shareholder servicing costs-Note 3(b).................................                        187,457
      Interest-Note 2.......................................................                        119,374
      Registration fees.....................................................                         51,983
      Professional fees.....................................................                         41,673
      Custodian fees-Note 3(b)..............................................                         14,315
      Directors' fees and expenses-Note 3(c)................................                         13,713
      Prospectus and shareholders' reports..................................                         12,138
      Loan commitment fees-Note 2...........................................                          5,139
      Miscellaneous.........................................................                          1,010
                                                                                                     ______
            TOTALEXPENSES..................................................                         799,436
      Less-reduction in management fee due to undertaking-Note 3(a).........                         86,505
                                                                                                     ______
            NET EXPENSES....................................................                                         712,931
                                                                                                                      ______
            INVESTMENT (LOSS)-NET...........................................                                        (527,178)
                                                                                                                      ______
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 4:
    Net realized gain (loss) on investments:
      Long transactions.....................................................                    $(2,195,261)
      Short sale transactions...............................................                         40,675
                                                                                                     ______
      NET REALIZED (LOSS)...................................................                                      (2,154,586)
    Net unrealized (depreciation) on investments............................                                      (8,053,057)
                                                                                                                      ______
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                     (10,207,643)
                                                                                                                      ______
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                    $(10,734,821)
                                                                                                                      ======




See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996
OPERATIONS:
    Investment (loss)-net..................................................                                   $       (527,178)
    Net realized (loss) on investments.....................................                                         (2,154,586)
    Net unrealized (depreciation) on investments for the period............                                         (8,053,057)
                                                                                                                       _______
      NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............                                        (10,734,821)
                                                                                                                       _______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................                                        320,310,618
    Cost of shares redeemed................................................                                       (190,235,261)
                                                                                                                       _______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...............                                        130,075,357
                                                                                                                       _______
          TOTAL INCREASE IN NET ASSETS.....................................                                        119,340,536
NET ASSETS:
    Beginning of period....................................................                                              __
                                                                                                                       _______
    End of period..........................................................                                      $ 119,340,536
                                                                                                                       =======

                                                                                                                       SHARES
                                                                                                                       _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                                         13,250,405
    Shares redeemed........................................................                                         (7,994,327)
                                                                                                                       _______
      NET INCREASE IN SHARES OUTSTANDING...................................                                          5,256,078
                                                                                                                       =======



See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

Reference is made to page 4 of the Fund's Prospectus dated December 16, 1996.


See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Aggressive Growth Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    At year end, the Fund reclassified its current year loss from operations of $527,178 from accumulated investment loss-net to paid-in-surplus.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $33,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
1996. The carryover does not include net realized securities losses from November 1, 1995 through August 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $40 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee is paid on the line of credit utilized for leveraging. Outstanding borrowings under both arrangements on August 31, 1996 amounted to $16.6 million.
    The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 1996 was approximately $2 million with a related weighted average annualized interest rate of 6.38%. The maximum amount borrowed at any time during the period ended August 31, 1996 was $19.9 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1\2% of the first $30 million, 2% of the next $70 million and 1 1\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager had undertaken from September 29, 1995 through August 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $86,505 during the period ended August 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $117,545 pursuant to the Shareholder Services Plan.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $37,522 during the period from December 1, 1995 through August 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through August 31, 1996, $8,365 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) BROKERAGE COMMISSION: During the period ended August 31, 1996, the Fund incurred total brokerage commissions of $300,047 of which $90 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1996 is summarized as follows:

                                                                                         PURCHASES            SALES
                                                                                        _________             ________
    Long transactions................................................                $214,798,842          $66,538,991
    Short sale transactions..........................................                     189,075              229,750
                                                                                        _________             ________
      TOTAL..........................................................                $214,987,917          $66,768,741
                                                                                        =========             ========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At August 31, 1996, there were no securities sold short outstanding.
    (B) At August 31, 1996, accumulated net unrealized depreciation on investments was $8,053,057, consisting of $13,660,731 gross unrealized appreciation and $21,713,788 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS AGGRESSIVE GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS AGGRESSIVE GROWTH FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Growth Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of August 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Growth Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
September 27, 1996


DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS                                                                                    AUGUST 31, 1996
COMMON STOCKS-96.5%                                                                                 SHARES            VALUE
                                                                                                    ------            ------
  CONSUMER DURABLES-6.8%             Mohawk Industries......................      (a)                9,400       $   215,612
                                     Newell.................................                         5,700           177,413
                                     North Face.............................                        11,000           269,500
                                                                                                                       -----
                                                                                                                     662,525
                                                                                                                       -----
  CONSUMER
    NON-DURABLES-8.7%                Cott...................................                        19,000           148,438
                                     Jones Apparel Group....................      (a)                3,400           188,275
                                     Kimberly-Clark.........................                         2,200           172,425
                                     Philip Morris..........................                         1,700           152,575
                                     Reebok International...................                         5,200           187,200
                                                                                                                       -----
                                                                                                                     848,913
                                                                                                                       -----
  ELECTRONIC TECHNOLOGY-9.5%         Applied Voice Technology...............      (a)               16,600           199,200
                                     Digital Equipment......................      (a)                4,700           181,537
                                     Intel..................................                         2,400           191,550
                                     Perkin-Elmer...........................                         2,800           145,250
                                     Storage Technology.....................      (a)                5,300           200,738
                                                                                                                       -----
                                                                                                                     918,275
                                                                                                                       -----
  ENERGY MINERALS-6.6%               Amerada Hess...........................                         2,700           137,362
                                     FX Energy..............................      (a)               25,000           207,813
                                     Phillips Petroleum.....................                         3,800           153,900
                                     Tosco..................................                         3,000           144,000
                                                                                                                       -----
                                                                                                                     643,075
                                                                                                                       -----
  FINANCE-10.2%                      Alexander & Alexander Services.........                         8,200           129,150
                                     Bank United, Cl. A.....................                         8,500           205,063
                                     CapMAC Holdings........................                         5,700           166,725
                                     Enhance Financial Services Group.......                         5,800           166,750
                                     First Security.........................                         6,200           168,950
                                     Medallion Financial....................                        12,000           154,500
                                                                                                                       -----
                                                                                                                     991,138
                                                                                                                        ----
  HEALTH SERVICES-1.7%               Tenet Healthcare.......................      (a)                8,000           168,000
                                                                                                                       -----
  HEALTH TECHNOLOGY-7.2%             Baxter International...................                         3,600           160,650
                                     Sandoz.................................                           155           184,220
                                     Vitalcom ..............................                        23,000           184,000
                                     Warner-Lambert.........................                         2,800           166,600
                                                                                                                       -----
                                                                                                                     695,470
                                                                                                                       -----
  INDUSTRIAL SERVICES-1.9%           Cooper Cameron.........................      (a)                3,500           184,625
                                                                                                     -----
  NON-ENERGY MINERALS-3.9%           Lone Star Industries...................                         5,400           175,500
                                     Southern Peru Copper...................                        13,200           201,300
                                                                                                                       -----
                                                                                                                     376,800
                                                                                                                       -----

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                          SHARES            VALUE
                                                                                                    ------           ------
  PROCESS INDUSTRIES-14.0%           Aracruz Celulose, A.D.R. ..............                        22,200       $   197,025
                                     Grupo Industrial Maseca, A.D.R. .......                        10,400           191,100
                                     Hoechst Aktien.........................                         4,900           171,599
                                     National Service Industries............                         4,100           155,800
                                     Premark International..................                        10,600           193,450
                                     Union Carbide..........................                         3,500           151,375
                                     Westinghouse Electric..................                         9,500           155,563
                                     Witco..................................                         4,600           139,150
                                                                                                                       -----
                                                                                                                   1,355,062
                                                                                                                       -----
  PRODUCER
    MANUFACTURING-8.0%               Borg-Warner Automotive.................                         3,900           146,250
                                     MagneTek...............................      (a)               17,800           184,675
                                     Masco..................................                         5,500           160,187
                                     Olin...................................                         1,800           142,650
                                     Raychem................................                         2,100           144,113
                                                                                                                       -----
                                                                                                                     777,875
                                                                                                                       -----
  RETAIL-5.4%                        K mart.................................                        15,000           150,000
                                     Pier 1 Imports.........................                        12,000           201,000
                                     Price/Costco...........................      (a)                8,700           172,913
                                                                                                                       -----
                                                                                                                     523,913
                                                                                                                       -----
  TECHNOLOGY SERVICES-1.3%           Toolex-Alpha...........................                         5,900           130,537
                                                                                                                      -----
  TRANSPORTATION-4.3%                Airborne Freight.......................                         6,700           158,287
                                     Genesee & Wyoming, Cl. A...............                         3,500            87,500
                                     Yellow.................................        (a)             12,800           171,200
                                                                                                                       -----
                                                                                                                     416,987
                                                                                                                       -----
  UTILITIES-7.0%                     AT&T...................................                         2,600           136,500
                                     GTE....................................                         3,200           126,000
                                     Hong Kong Telecommunications, A.D.R....                        10,400           175,500
                                     NorAm Energy...........................                        16,500           241,312
                                                                                                                       -----
                                                                                                                     679,312
                                                                                                                       -----
                                     TOTAL COMMON STOCKS
                                       (cost $8,897,358)....................                                      $9,372,507
                                                                                                                       =====
                                                                                                 PRINCIPAL
  CONVERTIBLE BOND-1.0%                                                                            AMOUNT            VALUE
                                                                                                    ------           ------
  HEALTH SERVICES;                   INAMED
                                       11%, 3/31/99
                                       (cost $ 100,000).....................      (b)          $   100,000       $   100,000
                                                                                                                       =====

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          AUGUST 31, 1996
                                                                                                PRINCIPAL
SHORT-TERM INVESTMENTS-4.0%                                                                       AMOUNT              VALUE
                                                                                                    ------            ------
  U.S. TREASURY BILLS:               5.06%, 11/7/96.........................                  $     37,000      $     36,643
                                     5.02%, 11/14/96........................                       147,000           145,437
                                     5.02%, 11/21/96........................                        52,000            51,398
                                     5.10%, 11/29/96........................                       151,000           149,057
                                                                                                                       -----
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $382,643)......................                                     $   382,535
                                                                                                                       =====
TOTAL INVESTMENTS (cost $9,380,001)                                                                 101.5%        $9,855,042
                                                                                                      ====             =====
LIABILITIES, LESS CASH AND RECEIVABLES                                                               (1.5%)      $  (144,315)
                                                                                                      ====             =====
NET ASSETS                                                                                           100.0%       $9,710,727
                                                                                                      ====             =====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Security restricted as to public resale. Investments in restricted securities, with an aggregate market value of $100,000, represents approximately 1.0% of net assets;

                                                         ACQUISITION       PURCHASE      PERCENTAGE OF
ISSUER                                                      DATE             PRICE         NET ASSETS      VALUATION*
---                                                        ------            -----          --------         ------
INAMED Conv. Bond, 11%, 3/31/99..............              1/23/96           $100            1.03%            cost

    *The valuation of this security has been determined in good faith under the direction of the Board of Directors.

See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                             AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $9,380,001)-see statement.......................................                                    $  9,855,042
    Cash....................................................................                                         181,973
    Receivable for investment securities sold...............................                                         190,400
    Receivable for shares of Common Stock subscribed........................                                          15,000
    Dividends and interest receivable.......................................                                          11,802
    Prepaid expenses........................................................                                           7,449
    Due from The Dreyfus Corporation and affiliates.........................                                           6,301
                                                                                                                      ------
                                                                                                                  10,267,967
LIABILITIES:
    Due to Distributor......................................................                    $    1,953
    Payable for investment securities purchased.............................                       543,260
    Payable for Common Stock redeemed.......................................                           450
    Accrued expenses........................................................                        11,577           557,240
                                                                                                     -----            ------
NET ASSETS..................................................................                                    $  9,710,727
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                    $  7,375,618
    Accumulated undistributed investment income-net.........................                                          24,871
    Accumulated undistributed net realized gain on investments, securities sold short and
      foreign currency transactions.........................................                                       1,835,188
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions.........................................                                         475,050
                                                                                                                      ------
NET ASSETS at value applicable to 483,692 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                    $  9,710,727
                                                                                                                      ======
NET ASSET VALUE, offering and redemption price per share
    ($9,710,727 / 483,692 shares)...........................................                                          $20.08
                                                                                                                      ======






See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $737 foreign taxes withheld at source).........                  $     80,001
      Interest..............................................................                        28,122
                                                                                                     -----
          TOTAL INCOME......................................................                                     $   108,123
    EXPENSES:
      Management fee-Note 3(a)..............................................                        43,706
      Shareholder servicing costs-Note 3(b).................................                        23,630
      Auditing fees.........................................................                        12,800
      Legal fees............................................................                        12,740
      Custodian fees-Note 3(b)..............................................                         6,947
      Registration fees.....................................................                         5,888
      Prospectus and shareholders' reports..................................                         4,016
      Directors' fees and expenses-Note 3(c)................................                         2,617
      Miscellaneous.........................................................                         1,139
                                                                                                     -----
          TOTAL EXPENSES....................................................                       113,483
      Less-reduction in management fee due to undertaking-Note 3(a).........                        39,945
                                                                                                     -----
          NET EXPENSES......................................................                                          73,538
                                                                                                                       -----
          INVESTMENT INCOME-NET.............................................                                          34,585
                                                                                                                       -----
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain (loss) on investments:
      Long transactions (including foreign currency transactions)...........                    $1,903,799
      Short sale transactions...............................................                       (74,432)
    Net realized gain on forward currency exchange contracts;
      Short transactions....................................................                         5,821
                                                                                                     -----
      NET REALIZED GAIN.....................................................                                       1,835,188
    Net unrealized appreciation on investments and foreign currency transactions                                     475,050
                                                                                                                       -----
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                       2,310,238
                                                                                                                       -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $2,344,823
                                                                                                                       =====



See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996
OPERATIONS:
    Investment income-net...................................................................                  $       34,585
    Net realized gain on investments........................................................                       1,835,188
    Net unrealized appreciation on investments for the period...............................                         475,050
                                                                                                                       -----
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                       2,344,823
                                                                                                                       -----
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................................                          (9,714)
                                                                                                                       -----
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................................                      13,366,799
    Dividends reinvested....................................................................                           9,197
    Cost of shares redeemed.................................................................                      (6,000,378)
                                                                                                                       -----
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                       7,375,618
                                                                                                                       -----
          TOTAL INCREASE IN NET ASSETS......................................................                       9,710,727
NET ASSETS:
    Beginning of period.....................................................................                              --
                                                                                                                       -----
    End of period (including undistributed investment income-net;
      $24,871 on August 31, 1996)...........................................................                    $  9,710,727
                                                                                                                       =====
                                                                                                                      SHARES
                                                                                                                       -----
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................................                         795,837
    Shares issued for dividends reinvested..................................................                             588
    Shares redeemed.........................................................................                        (312,733)
                                                                                                                       -----
      NET INCREASE IN SHARES OUTSTANDING....................................................                         483,692
                                                                                                                       =====







See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS

Reference is made to page 4 of the Fund's Prospectus dated December 16, 1996.


See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Aggressive Value Fund (the
"Fund") which commenced operations on September 29, 1995. The Fund's
investment objective is capital appreciation.   The Dreyfus Corporation
("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services,
Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that Fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ending August 31, 1996 the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses
(exclusive of certain expenses as described above) exceed 21\2% of the first
$30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from September 29, 1995 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $39,945 for the period ended August 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the
Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $14,569 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,828 during the period from December 1, 1995 through August 31, 1996.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund.
During the period from May 10, 1996 through August 31, 1996, $2,120 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) BROKERAGE COMMISSIONS: During the period ended August 31, 1996, the
Fund incurred total brokerage commissions of $39,015 of which $5,943 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank
Corporation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 1996 is summarized as follows:

                                                                                         PURCHASES         SALES
                                                                                         --------         --------
Long transactions....................................................                 $22,453,202          $15,359,901
Short sale transactions..............................................                     549,314              474,882
                                                                                         --------             --------
    TOTAL............................................................                 $23,002,516          $15,834,783
                                                                                         ========             ========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. There were no securities sold short outstanding for the period ended August 31, 1996.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabiliities. At August 31, 1996, there were no forward currency exchange contracts outstanding.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments was $475,041, consisting of $746,730 gross unrealized appreciation and $271,689 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS AGGRESSIVE VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS AGGRESSIVE VALUE FUND
   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of August 31, 1996 and conf-irmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Value Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
September 27, 1996




DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS                                                                                   AUGUST 31, 1996
COMMON STOCKS-91.0%                                                                                  SHARES          VALUE
                                                                                                     ______          _______
  CONSUMER-19.3%                     Consolidated Cigar Holdings, Cl. A.....                         15,000        $ 472,500
                                     Culligan Water Technologies............                         17,000          652,375
                                     Harte-Hanks Communications.............                         22,500          573,750
                                     Helen of Troy..........................      (a)                65,000          918,125
                                     Lamar Advertising, Cl. A...............                         20,000          560,000
                                     Oakley.................................      (a)                16,000          656,000
                                     Sola International.....................      (a)                25,000          875,000
                                     Sun International Hotels...............                         17,500          829,062
                                     Universal Outdoor Holdings.............                         35,000        1,067,500
                                     Wolverine World Wide...................                         24,000          579,000
                                                                                                                      ______
                                                                                                                   7,183,312
                                                                                                                      ______
  ENERGY-8.7%                        Cairn Energy USA.......................      (a)                55,500          568,875
                                     Flores & Rucks.........................      (a)                19,500          641,062
                                     HS Resources...........................      (a)                70,000          892,500
                                     Ranger Oil.............................                         90,000          618,750
                                     Texas Meridian Resources...............      (a)                40,000          515,000
                                                                                                                      ______
                                                                                                                   3,236,187
                                                                                                                      ______
  FINANCIAL SERVICES-17.0%           American Travellers....................      (a)                20,000          622,500
                                     Capital Re.............................                         17,500          665,000
                                     CapMAC Holdings........................                         20,000          585,000
                                     City National..........................                         39,000          687,375
                                     Colonial BancGroup.....................                         17,500          597,187
                                     Enhance Financial Services Group.......                         22,500          646,875
                                     First Financial Caribbean..............                         28,000          651,000
                                     Frontier Insurance Group...............                         30,000        1,170,000
                                     Titan Holdings.........................       (a)               30,395          433,129
                                     Willis Corroon Group, A.D.R. ..........                         25,000          253,125
                                                                                                                      ______
                                                                                                                   6,311,191
                                                                                                                      ______
  HEALTH CARE-12.4%                  Applied Bioscience International.......      (a)                71,250          694,687
                                     Bio Rad Laboratories, Cl. A............      (a)                30,000          840,000
                                     Cohr...................................                         30,000          742,500
                                     CorVel.................................      (a)                20,000          602,500
                                     Mentor.................................                         22,500          711,563
                                     Physio-Control International...........                         30,000          551,250
                                     Renal Treatment Centers................      (a)                15,000          489,375
                                                                                                                      ______
                                                                                                                   4,631,875
                                                                                                                      ______
  MATERIALS &
    PROCESSING-10.1%                 CFC International......................                         27,500          405,625
                                     Cambrex................................                         13,125          431,484
                                     Crompton & Knowles.....................                         45,000          675,000
                                     Geon...................................                         22,500          500,625
                                     Hexcel.................................      (a)                32,500          572,813

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                    _______           ______

  MATERIALS & PROCESSING
    (CONTINUED)                      Philip Environmental...................      (a)                70,000    $     560,000
                                     Rexene.................................                         30,000          356,250
                                     Strategic Distribution.................      (a)                50,000          240,625
                                                                                                                      ______
                                                                                                                   3,742,422
                                                                                                                      ______
  PRODUCER DURABLES-8.7%             Avondale Industries....................      (a)                40,000          630,000
                                     Aztec Manufacturing....................                         75,000          562,500
                                     Rohr...................................      (a)                42,500          887,188
                                     Special Devices........................                         33,700          513,925
                                     Titan Wheel International..............                         42,500          648,125
                                                                                                                      ______
                                                                                                                   3,241,738
                                                                                                                      ______
  TECHNOLOGY-13.1%                   Aspect Telecommunications..............      (a)                12,500          650,000
                                     BE Aerospace...........................      (a)                40,000          660,000
                                     i2 Technologies........................                         22,500          646,875
                                     Legato Systems.........................      (a)                17,500          691,250
                                     Systemsoft.............................      (a)                20,000          650,000
                                     Thiokol................................                         24,000        1,077,000
                                     Xircom.................................      (a)                40,000          512,500
                                                                                                                      ______
                                                                                                                   4,887,625
                                                                                                                      ______
  UTILITIES-1.7%                     National Processing....................                         37,500          642,188
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $30,023,077)...................                                     $33,876,538
                                                                                                                      ======

                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-10.1%                                                                       AMOUNT
                                                                                                    _______
  U.S. TREASURY BILLS:               5.13%, 10/17/96........................                  $     116,000    $     115,234
                                     5.02%, 11/14/96........................      (b)             1,830,000        1,810,547
                                     5%, 11/21/96...........................                      1,847,000        1,825,612
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,752,560)....................                                    $  3,751,393
                                                                                                                      ======
TOTAL INVESTMENTS (cost $33,775,637)........................................                          101.1%     $37,627,931
                                                                                                       ====           ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (1.1%)$      (421,477)
                                                                                                       ====           ======
NET ASSETS..................................................................                          100.0%     $37,206,454
                                                                                                       ====           ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Non-income producing.
    (b) Partially held by broker as collateral for open short positions.

See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF SECURITIES SOLD SHORT                                                                      AUGUST 31, 1996
COMMON STOCKS                                                                                       SHARES           VALUE
                                                                                                     ______           ______
Consolidated Cigar Holdings, Cl. A..........................................                         15,000      $   472,500
Lamar Advertising, Cl. A....................................................                         20,000          560,000
Universal Outdoor Holdings..................................................                         35,000        1,067,500
                                                                                                                       _____
    TOTAL SECURITIES SOLD SHORT (proceeds $1,847,990).......................                                      $2,100,000
                                                                                                                       =====



See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $33,775,637)-see statement......................................                                     $37,627,931
    Receivable from brokers for proceeds on securities sold short...........                                       1,847,990
    Receivable for investment securities sold...............................                                         934,125
    Dividends and interest receivable.......................................                                          13,330
    Receivable for shares of Common Stock subscribed........................                                          10,000
    Prepaid expenses........................................................                                          14,675
                                                                                                                     _______
                                                                                                                  40,448,051
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                    $     25,688
    Due to Distributor......................................................                           7,835
    Securities sold short, at value
      (proceeds $1,847,990)-see statement...................................                       2,100,000
    Payable for investment securities purchased.............................                         937,750
    Payable for Common Stock redeemed.......................................                          58,314
    Accrued expenses and other liabilities..................................                         112,010       3,241,597
                                                                                                      _______        _______
NET ASSETS..................................................................                                     $37,206,454
                                                                                                                     =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $31,349,048
    Accumulated undistributed investment income-net.........................                                             173
    Accumulated undistributed net realized gain on investments,
      securities sold short and foreign currency transactions...............                                       2,256,949
    Accumulated net unrealized appreciation on investments and
      securities sold short-Note 4(b).......................................                                       3,600,284
                                                                                                                     _______
NET ASSETS at value applicable to 1,992,451 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                     $37,206,454
                                                                                                                     =======
NET ASSET VALUE, offering and redemption price per share
    ($37,206,454 / 1,992,451 shares)........................................                                          $18.67
                                                                                                                     =======




See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF OPERATIONS
from September 28, 1995 (commencement of operations) to August 31, 1996
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                     $   185,774
      Cash dividends (net of $1,404 foreign taxes withheld at source).......                         123,400
                                                                                                      ______
          TOTAL INCOME......................................................                                           $   309,174
    EXPENSES:
      Management fee-Note 3(a)..............................................                         205,324
      Shareholder servicing costs-Note 3(b).................................                          93,009
      Legal fees............................................................                          24,350
      Registration fees.....................................................                          13,528
      Auditing fees.........................................................                          12,800
      Directors' fees and expenses-Note 3(c)................................                           8,890
      Custodian fees-Note 3(b)..............................................                           8,864
      Prospectus and shareholders' reports..................................                           7,668
      Miscellaneous.........................................................                           1,120
                                                                                                      ______
          TOTAL EXPENSES....................................................                         375,553
    Less-reduction in management fee due to undertaking-Note 3(a)...........                          89,685
                                                                                                      ______
          NET EXPENSES......................................................                                         285,868
                                                                                                                      ______
          INVESTMENT INCOME-NET.............................................                                          23,306
                                                                                                                      ______
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain on investments:
      Long transactions (including foreign currency transactions)...........                       $2,206,886
      Short sale transactions...............................................                          50,063
                                                                                                      ______
      NET REALIZED GAIN.....................................................                                       2,256,949
    Net unrealized appreciation on investments and securities sold short....                                       3,600,284
                                                                                                                      ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                       5,857,233
                                                                                                                      ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $5,880,539
                                                                                                                      ======





See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF CHANGES IN NET ASSETS
from September 28, 1995 (commencement of operations) to August 31, 1996
OPERATIONS:
    Investment income-net...................................................................                  $       23,306
    Net realized gain on investments........................................................                       2,256,949
    Net unrealized appreciation on investments for the period...............................                       3,600,284
                                                                                                                      ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                       5,880,539
                                                                                                                      ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................................                         (23,133)
                                                                                                                      ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................................                      79,911,023
    Dividends reinvested....................................................................                          22,761
    Cost of shares redeemed.................................................................                     (48,584,736)
                                                                                                                      ______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                      31,349,048
                                                                                                                      ______
          TOTAL INCREASE IN NET ASSETS......................................................                      37,206,454
NET ASSETS:
    Beginning of period.....................................................................                             -
                                                                                                                      ______
    End of period (including undistributed investment income-net;
      $173 on August 31, 1996)..............................................................                    $ 37,206,454
                                                                                                                      ======

                                                                                                                     SHARES
                                                                                                                      ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................................                       4,681,074
    Shares issued for dividends reinvested..................................................                           1,453
    Shares redeemed.........................................................................                      (2,690,076)
                                                                                                                      ______
      NET INCREASE IN SHARES OUTSTANDING....................................................                       1,992,451
                                                                                                                      ======




See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 28, 1995
(commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period.....................................................        $12.50
                                                                                                       ____
    INVESTMENT OPERATIONS:
    Investment income-net....................................................................           .03
    Net realized and unrealized gain on investments..........................................          6.17
                                                                                                       ____
      TOTAL FROM INVESTMENT OPERATIONS.......................................................          6.20
                                                                                                       ____
    DISTRIBUTIONS;
    Dividends from investment income-net.....................................................          (.03)
                                                                                                       ____
    Net asset value, end of period...........................................................        $18.67
                                                                                                       ====
TOTAL INVESTMENT RETURN......................................................................         46.09%(1,2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................................................          1.16%(1)
    Ratio of net investment income to average net assets.....................................           .09%(1)
    Decrease reflected in above expense ratio due to undertaking by the Manager..............           .36%(1)
    Portfolio Turnover Rate..................................................................        203.66%(1)
    Average commission rate paid(3).........................................................         $.0554
    Net Assets, end of period (000's omitted)................................................       $37,206
(1)    Not annualized.
(2)    Calculated based on net asset value on the close of business on September 29, 1995 (commencement of initial offering) to
August 31, 1996.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Emerging Leaders Fund (the "Fund") which commenced operations on September 28, 1995. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid
DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended August 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager had undertaken from September 28, 1995 through August 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $89,685 during the period ended August 31, 1996.
    The Manager has currently undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.40% of the value of the Fund's average daily net assets.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering
DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $57,034 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $21,977 during the period from December 1, 1995 through August 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through August 31, 1996, $3,431 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) BROKERAGE COMMISSIONS: For the period ended August 31, 1996, the Fund incurred total brokerage commissions of $142,099 of which $675 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1996 is summarized as follows:

                                                                                         PURCHASES         SALES
                                                                                          _______              _______
    Long transactions................................................                 $71,914,669          $44,125,722
    Short sale transactions..........................................                   4,003,620            5,901,673
                                                                                          _______              _______
      TOTAL..........................................................                 $75,918,289          $50,027,395
                                                                                          =======              =======

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at August 31, 1996 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments and securities sold short was $3,600,284, consisting of $4,321,647 gross unrealized appreciation and $721,363 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS EMERGING LEADERS FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS EMERGING LEADERS FUND
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Emerging Leaders Fund (one of the Series constituting Dreyfus Growth and
Value Fund, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 28, 1995 (commencement of operations) to August 31, 1996.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of August 31, 1996 and conf-irmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 28, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
September 27, 1996




DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS                                                                                AUGUST 31, 1996
COMMON STOCKS-87.5%                                                                                  SHARES           VALUE
                                                                                                    _______           ______
  ARGENTINA-.9%                      YPF Sociedad Anonima, ADR..............                         11,000    $     232,375
                                                                                                                      ______
  AUSTRALIA-3.7%                     Amcor..................................                         25,000          152,826
                                     Boral..................................                         80,072          192,253
                                     Commonwealth Bank of Australia, ADR....                          7,800 (a)      125,775
                                     Commonwealth Instalment................                         24,200          130,925
                                     Goodman Fielder .......................                        151,396          156,640
                                     Southcorp Holdings.....................                         75,000          188,367
                                                                                                                      ______
                                                                                                                     946,786
                                                                                                                      ______
  AUSTRIA-.4%                        Creditanstalt-Bankverein...............                            800          100,096
                                                                                                                      ______
  DENMARK-1.0%                       Tele Danmark, ADR......................                         10,000          247,500
                                                                                                                      ______
  FRANCE-7.6%                        Alcatel Alsthom, ADR...................                         12,192          188,976
                                     C.S.F. (Thompson)......................                          9,104          252,006
                                     Credit Local De France.................                          1,500          123,409
                                     Danone.................................                          1,926          265,616
                                     Elf Aquitaine, ADR.....................                         10,000          365,000
                                     Guyenne & Gascogne.....................                            319          115,491
                                     Rhone-Poulenc, ADR.....................                          9,636          254,149
                                     Societe Generale.......................                          3,554          390,565
                                                                                                                      ______
                                                                                                                   1,955,212
                                                                                                                      ______
  GERMANY-6.5%                       Bayer..................................                          8,000          285,560
                                     Bayerische Motoren Werke...............                            500          289,474
                                     Deutsche Bank..........................                          7,000          345,228
                                     Henkel KGaA............................                            500           21,120
                                     Siemens................................                          5,000          263,833
                                     Tarkett................................                         10,000          202,767
                                     VEBA...................................                          5,000          261,977
                                                                                                                      ______
                                                                                                                   1,669,959
                                                                                                                      ______
  HONG KONG-2.7%                     Cheung Kong............................                         31,000          217,505
                                     HSBC...................................                         21,000          362,584
                                     Yue Yuen Industrial....................                        350,000          100,718
                                                                                                                      ______
                                                                                                                     680,807
                                                                                                                      ______
  ITALY-3.0%                         Fiat Spa...............................                         50,000          154,233
                                     Istituto Mobiliare Italiano, ADR.......                         11,000          257,125
                                     Stet, Di Risp..........................                        150,000          360,615
                                                                                                                      ______
                                                                                                                     771,973
                                                                                                                      ______
  JAPAN-27.5%                        Canon..................................                         22,000          408,268
                                     Chudenko...............................                          5,000          159,853
                                     Credit Saison..........................                         19,000          455,582
                                     Dai-Tokyo Fire & Marine Insurance......                         65,000          432,338
                                     Hitachi................................                         25,000          229,215

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES           VALUE
                                                                                                    _______           ______

  JAPAN (CONTINUED)                  Hitachi Koki...........................                         30,000       $  289,389
                                     Honda Motor............................                         10,000          230,593
                                     Ito-Yokado.............................                          7,000          368,489
                                     Kao....................................                         30,000          355,535
                                     Mabuchi Motor..........................                          6,000          328,525
                                     Mikuni Coca Cola.......................                         16,000          216,077
                                     Mitsubishi Heavy Industries............                         55,000          434,038
                                     Murata Manufacturing...................                         10,000          352,779
                                     Nichiei................................                         3,500           231,511
                                     Nishimatsu Construction................                         34,000          315,480
                                     Ono Pharmaceutical.....................                         6,000           196,233
                                     Sankyo.................................                         8,000           291,778
                                     Sekisui House..........................                         30,000          316,950
                                     Sony...................................                         4,000           250,620
                                     Toshiba................................                         55,000          354,708
                                     Toyota Motor...........................                         18,000          433,257
                                     Yamanouchi Pharmaceutical..............                         4,000           82,315
                                     Yamato Transport.......................                         30,000          325,218
                                                                                                                      ______
                                                                                                                     7,058,751
                                                                                                                      ______
  MALAYSIA-1.7%                      Affin Holdings.........................                         70,000          160,048
                                     IOI Properties.........................                         30,000           90,253
                                     Malaysia International Shipping........                         60,000          182,912
                                                                                                                      ______
                                                                                                                     433,213
                                                                                                                      ______
  MEXICO-.6%                        Telefonos De Mexico, Series L, ADR......................          5,000          164,375
                                                                                                                      ______
  NETHERLANDS-7.5%                   ABN-Amro Holdings......................                          3,619          197,618
                                     Akzo Nobel NV, ADR.....................                          2,000          116,750
                                     Hollandsche Beton Groep................                          1,300          236,364
                                     Hunter Douglas.........................                          2,945          205,671
                                     ING Groep..............................                          3,097           96,397
                                     Koninklinke KNP........................                          8,000          184,949
                                     Philips Electronics NV, ADR............                          6,000          203,250
                                     Royal PTT Nederland, ADR...............                          5,089          180,023
                                     Stad Rotterdam CVA.....................                          5,049          179,050
                                     Unilever NV, ADR.......................                          2,300          330,049
                                                                                                                      ______
                                                                                                                   1,930,121
                                                                                                                      ______
  NEW ZEALAND-.9%                    Air New Zealand........................                         30,000           89,605
                                     Fletcher Challenge Energy..............                         65,000          150,204
                                                                                                                      ______
                                                                                                                     239,809
                                                                                                                      ______

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                    _______           ______

  NORWAY-1.0%                        Christiania Bank.......................                         40,000       $  100,358
                                     Orkla AS...............................                          3,000          152,408
                                                                                                                      ______
                                                                                                                     252,766
                                                                                                                      ______
  PORTUGAL-.8%                       Portugal Telecom SA, ADR...............                          8,000          213,000
                                                                                                                      ______
  SINGAPORE-1.3%                     Development Bank of Singapore..........                         21,000          246,444
                                     Far East Levingston Shipbuilding.......                         16,000          76,814
                                                                                                                      ______
                                                                                                                     323,258
                                                                                                                      ______
  SPAIN-4.2%                         Corporacion Bancaria de Espana, ADR....                         15,000          311,250
                                     Gas Y Electridad.......................                          4,000          219,401
                                     Iberdrola..............................                         18,000          162,395
                                     Repsol, ADR............................                         12,000          391,500
                                                                                                                      ______
                                                                                                                   1,084,546
                                                                                                                      ______
  SWEDEN-1.3%                        Marieberg Tidnings.....................                          7,000          152,128
                                     Scania AB `A', ADR.....................                          1,250           32,969
                                     Scania AB `B', ADR.....................                          1,250           33,125
                                     Volvo AB `B', ADR......................                          5,000          105,312
                                                                                                                      ______
                                                                                                                     323,534
                                                                                                                      ______
  SWITZERLAND-4.2%                   Magazine Zum Globus....................                            435          226,280
                                     Nestle.................................                            200          233,874
                                     Schweizerischer Banksverein............                          2,000          389,097
                                     Zurich Versicherungs...................                            800          219,725
                                                                                                                      ______
                                                                                                                   1,068,976
                                                                                                                      ______
  UNITED KINGDOM-10.7%               Abbey National.........................                         30,000          276,854
                                     BTR....................................                         81,129          325,575
                                     British Airways, ADR...................                          1,200           98,700
                                     Bunzl..................................                         75,000          280,484
                                     Devro..................................                         22,500           80,456
                                     Hanson, ADR............................                          8,000          101,000
                                     Laird Group............................                         25,000          188,161
                                     National Westminster Bank..............                         35,813          370,490
                                     Powergen...............................                         44,046          348,016
                                     RTZ....................................                         26,087          388,203
                                     Scapa Group............................                         30,000          117,581
                                     Smith (David S.) Holdings..............                         30,000          155,760
                                                                                                                      ______
                                                                                                                   2,731,280
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $22,497,849)...................                                     $22,428,337
                                                                                                                      ======

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   AUGUST 31, 1996
CONVERTIBLE PREFERRED STOCKS-1.0%                                                                   SHARES            VALUE
                                                                                                    _______           ______

  GERMANY;                           Henkel KGaA-Vorzug
                                       (cost $276,985)......................                          6,500   $      266,886
                                                                                                                      ======
PREFERRED STOCKS-1.3%
  GERMANY;                         RWE AG (non-voting)
                                       (cost $325,162)......................                         11,000    $     329,184
                                                                                                                      ======

                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-8.5%                                                                        AMOUNT
                                                                                                   _______
  U.S. TREASURY BILLS:               5.04%, 9/12/96.........................                  $     194,000    $     193,672
                                     5.05%, 9/19/96.........................                         566,000         564,472
                                     5.10%, 10/3/96.........................                         308,000         306,580
                                     5.11%, 10/10/96........................                         310,000         308,255
                                     5.14%, 10/17/96........................                         311,000         308,947
                                     5.01%, 11/14/96........................                         174,000         172,150
                                     5.02%, 11/21/96........................                         319,000         315,306
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,169,724)....................                                    $  2,169,382
                                                                                                                      ======
TOTAL INVESTMENTS (cost $25,269,720)........................................                           98.3%     $25,193,789
                                                                                                       ====           ======
CASH AND RECEIVABLES (NET)..................................................                            1.7%     $   444,043
                                                                                                       ====           ======
NET ASSETS..................................................................                          100.0%     $25,637,832
                                                                                                       ====           ======
NOTE TO STATEMENT OF INVESTMENTS;
(a)    Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1996, this security amounted to $125,775 or approximately .5% of net assets.




See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $25,269,720)-see statement......................................                                     $25,193,789
    Cash....................................................................                                         505,388
    Dividends and interest receivable.......................................                                          60,128
    Receivable for shares of Common Stock subscribed........................                                           2,000
    Prepaid expenses........................................................                                          10,184
                                                                                                                      ______
                                                                                                                  25,771,489
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                        $17,766
    Due to Distributor......................................................                          5,298
    Payable for investment securities purchased.............................                         78,053
    Accrued expenses........................................................                         32,540          133,657
                                                                                                       ____           ______
NET ASSETS..................................................................                                     $25,637,832
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $25,301,492
    Accumulated undistributed investment income-net.........................                                         218,838
    Accumulated undistributed net realized gain on investments..............                                         194,150
    Accumulated net unrealized (depreciation) on investments and
      foreign currency transactions.........................................                                         (76,648)
                                                                                                                      ______
NET ASSETS at value applicable to 1,938,486 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                     $25,637,832
                                                                                                                      ======
NET ASSET VALUE, offering and redemption price per share
    ($25,637,832 / 1,938,486 shares)........................................                                          $13.23
                                                                                                                      ======



See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS
from September 29, 1995 (commencement of operations) to August 31, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $51,178 foreign taxes withheld at source)......                       $333,266
      Interest..............................................................                         85,306
                                                                                                       ____
            TOTAL INCOME....................................................                                        $418,572
    EXPENSES:
      Management fee-Note 2(a)..............................................                        122,121
      Shareholder servicing costs-Note 2(b).................................                         38,740
      Custodian fees........................................................                         29,471
      Legal fees............................................................                         24,757
      Auditing fees.........................................................                         15,094
      Registration fees.....................................................                         10,010
      Directors' fees and expenses-Note 2(c)................................                          4,808
      Prospectus and shareholders' reports..................................                          4,780
      Miscellaneous.........................................................                          1,091
                                                                                                       ____
            TOTAL EXPENSES..................................................                        250,872
      Less-reduction in management fee due to undertaking-Note 2(a).........                         67,691
                                                                                                       ____
            NET EXPENSES....................................................                                         183,181
                                                                                                                        ____
            INVESTMENT INCOME-NET...........................................                                         235,391
                                                                                                                        ____
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
      Net realized gain on investments and foreign currency transactions....                       $209,222
      Net realized (loss) on forward currency exchange contracts............                         (1,132)
                                                                                                       ____
          NET REALIZED GAIN.................................................                                         208,090
      Net unrealized (depreciation) on investments and foreign currency transactions                                 (76,648)
                                                                                                                        ____
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         131,442
                                                                                                                        ____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $366,833
                                                                                                                        ====


See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
from September 29, 1995 (commencement of operations) to August 31, 1996
OPERATIONS:
    Investment income-net...................................................................                   $     235,391
    Net realized gain on investments........................................................                         208,090
    Net unrealized (depreciation) on investments for the period.............................                         (76,648)
                                                                                                                      ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                         366,833
                                                                                                                      ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................................                         (16,553)
    Net realized gain on investments........................................................                         (13,940)
                                                                                                                      ______
      TOTAL DIVIDENDS.......................................................................                         (30,493)
                                                                                                                      ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................................                      29,459,331
    Dividends reinvested....................................................................                          30,423
    Cost of shares redeemed.................................................................                      (4,188,262)
                                                                                                                      ______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                      25,301,492
                                                                                                                      ______
          TOTAL INCREASE IN NET ASSETS......................................................                      25,637,832
NET ASSETS:
    Beginning of period.....................................................................                             -
                                                                                                                      ______
    End of period (including undistributed investment income-net;
      $218,838 on August 31, 1996)..........................................................                     $25,637,832
                                                                                                                      ======

                                                                                                                      SHARES
                                                                                                                      ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................................                       2,260,166
    Shares issued for dividends reinvested..................................................                           2,436
    Shares redeemed.........................................................................                        (324,116)
                                                                                                                      ______
      NET INCREASE IN SHARES OUTSTANDING....................................................                       1,938,486
                                                                                                                      ======



See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995
(commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period....................................................          $12.50
                                                                                                        ____
    INVESTMENT OPERATIONS:
    Investment income-net...................................................................             .15
    Net realized and unrealized gain on investments.........................................             .65
                                                                                                        ____
      TOTAL FROM INVESTMENT OPERATIONS......................................................             .80
                                                                                                        ____
    DISTRIBUTIONS:
    Dividends from investment income-net....................................................            (.04)
    Dividends from net realized gain on investments.........................................            (.03)
                                                                                                        ____
      TOTAL DISTRIBUTIONS...................................................................            (.07)
                                                                                                        ____
    Net asset value, end of period..........................................................          $13.23
                                                                                                        ====
TOTAL INVESTMENT RETURN.....................................................................            6.43%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................................            1.39%(1)
    Ratio of net investment income to average net assets....................................            1.78%(1)
    Decrease reflected in above expense ratio due to
      undertaking by Dreyfus................................................................             .51%(1)
    Portfolio Turnover Rate.................................................................           19.14%(1)
    Average commission rate paid(2).........................................................          $.0348
    Net Assets, end of period (000's omitted).........................................               $25,638
(1)    Not annualized.
(2)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus International Value Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Prior to May 23, 1996, The Boston Company Asset Management, Inc. ("TBC Asset Management"), an affiliate of Dreyfus, served as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    As of August 31, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 402,242 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. Dreyfus has undertaken from September 29, 1995 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.50% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $67,691 during the period ended August 31, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Prior to May 23, 1996, pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee was computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and was paid monthly by Dreyfus out of its fee.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering
DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $30,530 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,788 during the period from December 1, 1995 through August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3- SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 1996, amounted to $24,963,099 and $2,182,020, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At August 31, 1996, there were no forward currency exchange contracts outstanding.
    (B) At August 31, 1996, accumulated net unrealized depreciation on investments was $75,931, consisting of $770,208 gross unrealized appreciation and $846,139 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS INTERNATIONAL VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INTERNATIONAL VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund, (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
September 27, 1996





DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS                                                                                 AUGUST 31, 1996
COMMON STOCKS--93.3%                                                                                  SHARES          VALUE
                                                                                                    ________       ________
     BASIC INDUSTRIES-8.8%           ASARCO.................................                           600        $  15,525
                                     Betz Laboratories......................                           600           29,475
                                     First Mississippi......................                         3,000           80,625
                                     General Chemical Group.................                         1,600           29,200
                                     LTV....................................                         2,500           29,375
                                     Mallinckrodt Group.....................                         1,200           48,600
                                     Nalco Chemical.........................                           600           19,275
                                     Reynolds Metals........................                           700           37,450
                                     Titanium Metals........................                         1,100           26,263
                                                                                                                 ___________
                                                                                                                    315,788
                                                                                                                 ___________
       CAPITAL GOODS-7.3%            Belden.................................                         1,300           35,262
                                     EG & G.................................                         2,500           46,875
                                     Global Industrial Technologies.........      (a)                1,300           25,025
                                     ITT Industries.........................                         1,300           29,738
                                     Nokia, Cl. A, A.D.R. ..................                         3,000          126,750
                                                                                                                 ___________
                                                                                                                    263,650
                                                                                                                 ___________
         CONSUMER DURABLES-4.6%      Alvin Industries.......................                         1,700           39,100
                                     Black & Decker.........................                           700           27,650
                                     Cooper Tire & Rubber...................                         1,400           27,300
                                     Kaufman & Broad Home...................                         4,000           49,000
                                     Singer.................................                         1,000           20,625
                                                                                                                 ___________
                                                                                                                    163,675
                                                                                                                 ___________
      CONSUMER
        NON-DURABLES-12.3%           Alberto-Culver, Cl. A..................                         1,600           56,000
                                     Fruit of the Loom, Cl. A...............      (a)                1,800           49,950
                                     Harland (John H.)......................                         1,900           47,738
                                     Hasbro ................................                         1,300           47,775
                                     Polaroid...............................                         1,500           63,562
                                     Reebok International...................                           600           21,600
                                     Rubbermaid.............................                         1,100           29,150
                                     Russell................................                         1,300           41,600
                                     Tupperware.............................                         1,000           43,750
                                     Westpoint Stevens......................      (a)                1,500           39,188
                                                                                                                 ___________
                                                                                                                     440,313
                                                                                                                 ___________
          CONSUMER SERVICES-19.2%    American Portable Telecom..............                         3,000           28,500
                                     American Stores........................                           700           28,788
                                     Darden Restaurants.....................                         3,000           24,000
                                     Deluxe.................................                           500           19,125
                                     Great Atlantic & Pacific Tea...........                         1,600           42,800
                                     Harcourt General.......................                           400           19,150
                                     Kroger.................................      (a)                1,500           63,562
                                     McGraw-Hill............................                         1,000           41,000
                                     Melville...............................                           800           33,800

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                    ________        ________

          CONSUMER SERVICES
            (CONTINUED)              New York Times, Cl. A..................                         1,300      $     40,625
                                     Pittston Brink's Group.................                           600            16,950
                                     Red Lion Hotels........................      (a)                  700            19,512
                                     Talbots................................                         1,700            58,225
                                     True North Communications..............                         5,200           100,100
                                     Waban..................................      (a)                1,800            38,250
                                     Woolworth..............................      (a)                5,500           116,875
                                                                                                                 ___________
                                                                                                                     691,262
                                                                                                                 ___________
         ENERGY-4.6%                 Amerada Hess...........................                           600            30,525
                                     Diamond Offshore Drilling..............                           734            37,434
                                     Global Marine..........................      (a)                1,200            17,250
                                     McDermott (J. Ray).....................      (a)                2,600            60,450
                                     Noble Drilling.........................      (a)                1,300            18,525
                                                                                                                 ___________
                                                                                                                     164,184
                                                                                                                 ___________
         FINANCE-14.3%               Allmerica Financial....................                         1,800           55,575
                                     Bancorp Hawaii.........................                         1,500           56,813
                                     Bank of Boston.........................                           660           34,815
                                     Berkley (W.R.).........................                           500           22,750
                                     Equitable..............................                         1,600           39,400
                                     Everest Reinsurance Holdings...........                         3,000           73,125
                                     First Colony...........................                         1,200           42,150
                                     Glendale Federal Bank .................      (a)                3,300           58,575
                                     Republic New York......................                           600           39,675
                                     SAFECO.................................                         1,100           36,437
                                     Washington Mutual......................                         1,500           54,375
                                                                                                                 ___________
                                                                                                                     513,690
                                                                                                                 ___________
        HEALTH CARE-5.9%             Beckman Instruments....................                         1,000           36,875
                                     Biomet.................................      (a)                2,000           31,250
                                     Foundation Health......................      (a)                1,700           51,000
                                     Living Centers of America..............      (a)                1,000           26,750
                                     Wellpoint Health Networks..............                         2,100           65,100
                                                                                                                 ___________
                                                                                                                     210,975
                                                                                                                 ___________
       TECHNOLOGY-11.3%              Digital Equipment......................      (a)                1,500            57,938
                                     Gateway 2000...........................      (a)                600             26,737
                                     General Instrument.....................      (a)                2,300           62,962
                                     HMT Technology.........................                         1,700           30,600
                                     National Semiconductor.................      (a)                4,400           80,850
                                     Quantum................................      (a)                4,900           75,338
                                     Symantec...............................      (a)                4,500           43,875
                                     Tektronix..............................                           700           27,125
                                                                                                                 ___________
                                                                                                                     405,425
                                                                                                                 ___________

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                    ________        _______
       TRANSPORTATION-2.2%           Southern Pacific Rail..................       (a)               1,300          $ 37,050
                                     USFreightways..........................                         2,100            43,575
                                                                                                                 ___________
                                                                                                                      80,625
                                                                                                                 ___________
      UTILITIES-2.8%                 CMS Energy.............................                           600            17,925
                                     Illinova...............................                           700            18,287
                                     Pinnacle West Capital..................                           700            20,125
                                     360 Communications.....................                         1,800            42,975
                                                                                                                 ___________
                                                                                                                      99,312
                                                                                                                 ___________
                                     TOTAL COMMON STOCKS
                                       (cost $3,305,266)....................                                      $3,348,899
                                                                                                                ============
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-4.3%                                                                        AMOUNT
                                                                                                 __________
      U.S. TREASURY BILLS:           5.09%, 9/19/96.........................      (b)         $     55,000        $   54,851
                                     5.12%, 10/3/96.........................      (b)               31,000            30,857
                                     5.05%, 11/7/96.........................      (b)               55,000            54,470
                                     5.10%, 11/29/96........................                        15,000            14,807
                                                                                                                  ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $155,012)......................                                     $   154,985
                                                                                                                ============
TOTAL INVESTMENTS (cost $3,460,278).........................................                         97.6%        $3,503,884
                                                                                                    ======      ============
CASH AND RECEIVABLES (NET)..................................................                          2.4%         $  87,504
                                                                                                    ======      ============
NET ASSETS..................................................................                        100.0%        $3,591,388
                                                                                                    ======      ============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by brokers as collateral for open short positions.

STATEMENT OF SECURITIES SOLD SHORT                                                                    AUGUST 31, 1996
COMMON STOCKS                                                                                      SHARES            VALUE
                                                                                                 _________         _________
Cirrus Logic................................................................                           700      $     10,850
Gulf South Medical Supply...................................................                           600            13,050
Matsushita-Kotobuki Electron................................................                         1,000            23,990
McAfee Associates...........................................................                         1,000            59,625
Micron Technology...........................................................                           400             9,100
Quanex......................................................................                           700            15,575
                                                                                                                 ___________
TOTAL SECURITIES SOLD SHORT
    (proceeds $137,226).....................................................                                     $   132,190
                                                                                                                ============

See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $3,460,278)-see statement.......................................                                       $3,503,884
    Cash....................................................................                                           90,649
    Receivable from brokers for proceeds on securities sold short...........                                          137,226
    Receivable for investment securities sold...............................                                            4,375
    Dividends and interest receivable.......................................                                            3,708
    Prepaid expenses........................................................                                            8,883
    Due from The Dreyfus Corporation and affiliates.........................                                            8,886
                                                                                                                 ____________
                                                                                                                    3,757,611
LIABILITIES:
    Due to Distributor......................................................                   $       779
    Securities sold short, at value
      (proceeds $137,226)-see statement.....................................                       132,190
    Payable for investment securities purchased.............................                        25,875
    Accrued expenses........................................................                         7,379           166,223
                                                                                                  ________          _________
NET ASSETS..................................................................                                       $3,591,388
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                       $2,997,462
    Accumulated undistributed investment income-net.........................                                            9,508
    Accumulated undistributed net realized gain on investments, securities sold short
      and foreign currency transactions.....................................                                          535,776
    Accumulated net unrealized appreciation on investments and
      securities sold short-Note 4(b).......................................                                           48,642
                                                                                                                 ____________
NET ASSETS at value applicable to 227,287 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                       $3,591,388
                                                                                                                 ============
NET ASSET VALUE, offering and redemption price per share
    ($3,591,388 / 227,287 shares)...........................................                                          $15.80
                                                                                                                      =======





See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF OPERATIONS
from September 29, 1995 (commencement of operations) to August 31, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $384 foreign taxes withheld at source).........                     $ 38,710
      Interest..............................................................                       10,411
                                                                                                  ________
            TOTAL INCOME....................................................                                        $  49,121
    EXPENSES:
      Management fee-Note 3(a)..............................................                       19,408
      Auditing fees.........................................................                       12,800
      Shareholder servicing costs-Note 3(b).................................                       11,802
      Custodian fees-Note 3(b)..............................................                       11,676
      Legal fees............................................................                        8,198
      Prospectus and shareholders' reports..................................                        4,586
      Registration fees.....................................................                        3,068
      Directors' fees and expenses-Note 3(c)................................                        1,240
      Dividends on securities sold short....................................                          235
      Miscellaneous.........................................................                          850
                                                                                                  ________
            TOTAL EXPENSES..................................................                       73,863
      Less-expense reimbursement from Manager
          due to undertaking-Note 3(a)......................................                       40,520
                                                                                                  ________
            NET EXPENSES....................................................                                           33,343
                                                                                                                    _________
            INVESTMENT INCOME-NET...........................................                                           15,778
                                                                                                                    _________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain (loss) on investments:
      Long transactions (including foreign currency transactions)...........                     $558,886
      Short sale transactions...............................................                      (20,423)
                                                                                                  ________
      NET REALIZED GAIN.....................................................                                          538,463
    Net unrealized appreciation on investments and securities sold short....                                           48,642
                                                                                                                    _________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          587,105
                                                                                                                    _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $602,883
                                                                                                                   ==========



See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
from September 29, 1995 (commencement of operations) to August 31, 1996
OPERATIONS:
    Investment income-net...................................................................                     $     15,778
    Net realized gain on investments........................................................                          538,463
    Net unrealized appreciation on investments for the period...............................                           48,642
                                                                                                                    _________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                          602,883
                                                                                                                    _________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................................                         (6,270)
    Net realized gain on investments........................................................                         (2,687)
                                                                                                                    _________
      TOTAL DIVIDENDS.......................................................................                         (8,957)
                                                                                                                    _________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................................                      4,374,036
    Dividends reinvested....................................................................                          8,938
    Cost of shares redeemed.................................................................                     (1,385,512)
                                                                                                                    _________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                      2,997,462
                                                                                                                    _________
          TOTAL INCREASE IN NET ASSETS......................................................                      3,591,388
NET ASSETS:
    Beginning of period.....................................................................                          -
                                                                                                                    _________
    End of period (including undistributed investment income-net;
      $9,508 on August 31, 1996)............................................................                     $3,591,388
                                                                                                                  ===========

                                                                                                                      SHARES
                                                                                                                    _________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................................                        319,436
    Shares issued for dividends reinvested..................................................                            682
    Shares redeemed.........................................................................                        (92,831)
                                                                                                                    _________
      NET INCREASE IN SHARES OUTSTANDING....................................................                        227,287
                                                                                                                  ===========





See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995
(commencement of operations) to August 31, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period.....................................................        $12.50
                                                                                                     ______
    INVESTMENT OPERATIONS:
    Investment income-net....................................................................          .08
    Net realized and unrealized gain on investments..........................................          3.28
                                                                                                     ______
          TOTAL FROM INVESTMENT OPERATIONS...................................................          3.36
                                                                                                     ______
    DISTRIBUTIONS:
    Dividends from investment income-net.....................................................         (.04)
    Dividends from net realized gain on investments..........................................         (.02)
                                                                                                     ______
          TOTAL DISTRIBUTIONS................................................................         (.06)
                                                                                                     ______
    Net asset value, end of period...........................................................        $15.80
                                                                                                    ========
TOTAL INVESTMENT RETURN......................................................................        26.88%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets........................................         1.18%(1)
    Ratio of dividends on securities sold short to average net assets........................          .01%(1)
    Ratio of net investment income to average net assets.....................................          .56%(1)
    Decrease reflected in above expense ratio due to undertaking by the Manager (limited to the expense limitation
      provision of the management agreement).................................................         1.13%(1)
    Portfolio Turnover Rate..................................................................       266.80%(1)
    Average commission rate paid (2).......................................................         $.0478
    Net Assets, end of period (000's omitted)..........................................             $3,591
(1)    Not annualized.
(2)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Midcap Value Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). On September 29, 1995, the Fund's shareholders approved a sub-investment advisory agreement between Dreyfus and The Boston Company Asset Management, Inc. ("TBC Asset Management"), an affiliate of Dreyfus. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of August 31, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 160,610 shares of Dreyfus Midcap Value Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended August 31, 1996 the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. Dreyfus has undertaken from September 29, 1995 through August 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the average daily value of the Fund's net assets. The expense reimbursement, pursuant to the undertaking, amounted to $40,520 during the period ended August 31, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the value of the Fund's average daily net assets and is paid monthly by Dreyfus. Effective May 23, 1996, the Sub-Investment Advisory Agreement has been terminated.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1996, the Fund was charged an aggregate of $6,469 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $378 during the period from December 1, 1995 through August 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through August 31, 1996, $3,265 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended August 31, 1996 is summarized as follows:

                                                                                          PURCHASES             SALES
                                                                                        ____________        ____________
    Long transactions................................................                  $9,304,351           $6,558,020
    Short sale transactions..........................................                     192,628              309,431
                                                                                        ____________        ____________
      TOTAL..........................................................                  $9,496,979           $6,867,451
                                                                                      ===========          ============

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at August 31, 1996, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments and securities sold short was $48,642, consisting of $208,663 gross unrealized appreciation and $160,021 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS MIDCAP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MIDCAP VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Midcap Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of August 31, 1996 and conf irmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
September 27, 1996





DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF INVESTMENTS                                                                          APRIL 30, 1996 (UNAUDITED)
COMMON STOCKS-94.5%                                                                              SHARES               VALUE
                                                                                                 ______               ______

  CONSUMER NON-DURABLES-7.3%       Coca-Cola...............................                       2,200           $   179,300
                                   Tommy Hilfiger.......................(a)                       5,000               227,500
                                   Warnaco Group, Cl. A....................                       6,000               157,500
                                                                                                                     _________
                                                                                                                      564,300
                                                                                                                     _________
   CONSUMER SERVICES-2.1%          Spelling Entertainment Group..........(a)                     17,000               163,625
                                                                                                                     _________
   ELECTRONIC TECHNOLOGY-23.0%     C-Cube Microsystems...................(a)                      6,000               297,000
                                   Cisco Systems.........................(a)                      6,000               311,250
                                   Hewlett-Packard..........................                      2,200               232,925
                                   Lucent Technologies......................                     14,000               491,750
                                   Seagate Technology....................(a)                      5,500               319,000
                                   Storage Technology....................(a)                      4,000               123,000
                                                                                                                     _________
                                                                                                                    1,774,925
                                                                                                                     _________
   ENERGY-2.1%                     NorAm Energy.............................                     15,000               165,000
                                                                                                                     _________
            FINANCE-12.6%          American International Group.............                      2,100               191,888
                                   ContiFinancial...........................                     14,900               474,937
                                   Western National.........................                     17,000               308,125
                                                                                                                     _________
                                                                                                                      974,950
                                                                                                                     _________
      HEALTH SERVICES-2.7%         DENTSPLY International...................                      5,000               208,750
                                                                                                                     _________
     HEALTH TECHNOLOGY-19.3%       Amgen.................................(a)                      2,400               138,000
                                   Forest Laboratories...................(a)                      6,500               299,812
                                   Guidant..................................                      9,000               505,125
                                   Roche Holding, A.D.R.....................                      1,900               149,388
                                   Teva Pharmaceutical Industries, A.D.R....                      9,000               403,875
                                                                                                                     _________
                                                                                                                    1,496,200
                                                                                                                     _________
    PROCESS INDUSTRIES-6.8%        Grace (W.R.).............................                      4,000               310,000
                                   Monsanto.................................                      1,400               212,100
                                                                                                                     _________
                                                                                                                      522,100
                                                                                                                     _________
  PRODUCER MANUFACTURING-9.3%      General Electric.........................                      1,800               139,500
                                   Olin.....................................                      3,000               265,500
                                   Raychem..................................                      4,000               311,500
                                                                                                                     _________
                                                                                                                      716,500
                                                                                                                     _________
     TECHNOLOGY SERVICES-7.7%      Microsoft..............................(a)                     2,200               249,150
                                   Sterling Commerce.........................                    10,000               350,000
                                                                                                                     _________
                                                                                                                      599,150
                                                                                                                     _________
     UTILITIES-1.6%                Telecomunicacoes Brasileiras S.A., A.D.R..                     2,300               124,487
                                                                                                                     _________
                                   TOTAL COMMON STOCKS
                                       (cost $5,473,038).....................                                       $7,309,987
                                                                                                                   ============


DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               APRIL 30, 1996 (UNAUDITED)
                                                                                                 PRINCIPAL
SHORT-TERM INVESTMENTS-4.2%                                                                      AMOUNT                VALUE
                                                                                                  _____               _______
    U.S. TREASURY BILLS:            4.95%, 7/5/96.............................                  $254,000           $   251,719
                                    4.98%, 7/25/96............................                    75,000                74,116
                                                                                                                     _________
                                   TOTAL SHORT-TERM INVESTMENTS
                                        (cost $325,848)                                                            $   325,835
                                                                                                                   ============
TOTAL INVESTMENTS (cost $5,798,886)............................................                   98.7%             $7,635,822
                                                                                                 =======            ============
CASH AND RECEIVABLES (NET).....................................................                    1.3%           $     97,682
                                                                                                 =======            ============
NET ASSETS.....................................................................                  100.0%             $7,733,504
                                                                                                 =======            ============

NOTE TO STATEMENT OF INVESTMENTS:
(a) Non-income producing.





See independent accountants' review report and notes to financial statements.


DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                 APRIL 30, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $5,798,886)-see statement.......................................                                         $7,635,822
    Cash....................................................................                                            102,641
    Dividends receivable....................................................                                              3,026
    Prepaid expenses........................................................                                             16,892
                                                                                                                      _________
                                                                                                                      7,758,381
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                           $12,013
    Due to Distributor......................................................                             1,517
    Accrued expenses........................................................                            11,347           24,877
                                                                                                       _________       _________
NET ASSETS..................................................................                                         $7,733,504
                                                                                                                   =============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $5,619,103
    Accumulated investment (loss)...........................................                                            (23,659)
    Accumulated undistributed net realized gain on investments..............                                            301,124
    Accumulated net unrealized appreciation on investments-Note 4...........                                          1,836,936
                                                                                                                      _________
NET ASSETS at value applicable to 441,170 outstanding shares of
    Common Stock, equivalent to $17.53 per share
    (100 million shares of $.001 par value authorized)......................                                         $7,733,504
                                                                                                                   =============



STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED APRIL 30, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $753 foreign taxes withheld at source).........                 $  20,208
      Interest..............................................................                     3,883
                                                                                             _________
          TOTAL INCOME......................................................                                           $ 24,091
    EXPENSES:
      Management fee-Note 3(a)..............................................                    25,100
      Shareholder servicing costs-Note 3(b).................................                    10,331
      Prospectus and shareholders' reports..................................                     5,358
      Registration fees.....................................................                     4,868
      Organization expenses.................................................                     2,892
      Directors' fees and expenses-Note 3(c)................................                     1,873
      Custodian fees........................................................                     1,051
      Miscellaneous.........................................................                       338
                                                                                             _________
          TOTAL EXPENSES....................................................                    51,811
      Less-reduction in management fee due to
      undertaking-Note 3(a).................................................                     9,507
                                                                                             _________
          NET EXPENSES......................................................                                           42,304
                                                                                                                      _________
          INVESTMENT (LOSS)-NET.............................................                                          (18,213)
                                                                                                                      _________

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 4.................................                  $361,377
    Net unrealized appreciation on investments..............................                   838,630
                                                                                             _________

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         1,200,007
                                                                                                                      _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $1,181,794
                                                                                                                   ============


See independent accountants' review report and notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       YEAR ENDED          SIX MONTHS ENDED
                                                                                       OCTOBER 31,         APRIL 30, 1996
                                                                                         1995                 (UNAUDITED)
                                                                                       ________            ________________
OPERATIONS:
    Investment income (loss)-net......................................              $     29,986           $    (18,213)
    Net realized gain on investments..................................                    57,631                361,377
    Net unrealized appreciation on investments for the period.........                   729,269                838,630
                                                                                       ____________            __________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                   816,886              1,181,794
                                                                                       ____________            __________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                   (85,068)              (19,280)
                                                                                       ____________            __________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                    93,703                595,404
    Dividends reinvested..............................................                    85,068                 19,280
    Cost of shares redeemed...........................................                    (4,133)              (231,106)
                                                                                       ____________            __________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..........                   174,638                383,578
                                                                                       ____________            __________
          TOTAL INCREASE IN NET ASSETS................................                   906,456              1,546,092
NET ASSETS:
    Beginning of period...............................................                 5,280,956              6,187,412
                                                                                       ____________            __________
    End of period [including undistributed investment income-net of
      $13,834 in 1995 and investment (loss) of ($23,659) in 1996].....                $6,187,412             $7,733,504
                                                                                      ============          =============

                                                                                          SHARES                 SHARES
                                                                                       ____________            __________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                    6,814                  36,670
    Shares issued for dividends reinvested............................                    6,990                   1,246
    Shares redeemed...................................................                     (331)                (15,042)
                                                                                       ____________            __________
      NET INCREASE IN SHARES OUTSTANDING..............................                   13,473                   22,874
                                                                                      ============          =============





See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated This information has been derived from the Fund's financial statements.


                                                                                                           SIX MONTHS ENDED
                                                                        YEAR ENDED OCTOBER 31,               APRIL 30,1996
                                                                    ______________________________
PER SHARE DATA:                                                         1994(1)           1995                 (UNAUDITED)
                                                                        _______          _______              _____________
    Net asset value, beginning of period............                   $12.50            $13.05                 $14.79
                                                                       _______            _______               _______
    INVESTMENT OPERATIONS:
    Investment income (loss)-net....................                     .17               .07                    (.04)
    Net realized and unrealized gain on investments.                     .38              1.88                    2.83
                                                                       _______            _______               _______
      TOTAL FROM INVESTMENT OPERATIONS..............                      .55              1.95                   2.79
                                                                       _______            _______               _______
    DISTRIBUTIONS:
    Dividends from investment income-net............                       -              (.21)                  (.05)
                                                                       _______            _______               _______
    Net asset value, end of period..................                   $13.05            $14.79                $17.53
                                                                      ========          ========              ========
TOTAL INVESTMENT RETURN.............................                   4.40%(2)          15.29%               18.87%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........                       -               .85%                .63%(2)
    Ratio of net investment income (loss)
      to average net assets.........................                   1.37%(2)            .54%              (.27%)(2)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager...................                   1.97%(2)           1.69%                .14%(2)
    Portfolio Turnover Rate.........................                  12.08%(2)          86.59%               70.39%(2)
    Average commission rate paid(3).................                     -                 -                 $.0504
    Net Assets, end of period (000's omitted).......                   $5,281            $6,187              $7,734

(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.











See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Large Company Growth Fund (the "Fund"). The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of April 30, 1996, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank Corporation, held 410,125 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $60,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2002.

DREYFUS LARGE COMPANY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the six months ended April 30, 1996, there were no borrowings under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from November 1, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $9,507 for the six months ended April 30, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the six months ended April 30, 1996, the Fund was charged an aggregate of $8,367 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $158 for the period from December 1, 1995 through April 30, 1996.

DREYFUS LARGE COMPANY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    Effective May 10, 1996, the Fund entered into a Custody Agreement with Mellon, to provide custodial services for the Fund.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) BROKERAGE COMMISSIONS: For the six months ended April 30, 1996, the Fund incurred total brokerage commissions of $9,742, of which $1,548 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended April 30, 1996, amounted to $4,712,089 and $4,642,476, respectively.
    At April 30, 1996, accumulated net unrealized appreciation on investments was $1,836,936, consisting of $1,895,174 gross unrealized appreciation and $58,238 gross unrealized depreciation.
    At April 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).





DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                         OCTOBER 31, 1995
COMMON STOCKS--97.6%                                                                              SHARES               VALUE
                                                                                              ----------------  -----------------
     CONSUMER DURABLES--1.6%          Fuji Photo Film, A.D.R......................                     2,000          $    98,500
                                                                                                                ------------------
     CONSUMER NON-DURABLES--5.0%      Coca-Cola...................................                     2,200              158,125
                                      Gillette....................................                     2,000               96,750
                                      International Flavors & Fragrances..........                     1,200               57,900
                                                                                                                ------------------
                                                                                                                          312,775
                                                                                                                ------------------
     CONSUMER SERVICES--4.1%          Spelling Entertainment Group.............(a)                    17,000              221,000
                                      Tele-Communications Liberty Media, Cl. A.(a)                     1,250               30,781
                                                                                                                ------------------
                                                                                                                          251,781
                                                                                                                ------------------
     ELECTRONIC TECHNOLOGY--23.7%     Applied Materials........................(a)                     2,400              120,300
                                      Cisco Systems............................(a)                     3,000              232,500
                                      Compaq Computer........... ..............(a)                     2,400              133,800
                                      Ericsson (LM) Telephone, Cl. B, A.D.R........                    9,600              205,050
                                      Hewlett-Packard.............................                     2,200              203,775
                                      LSI Logic................................(a)                     4,000              188,500
                                      Micron Technology...........................                     4,000              282,500
                                      Storage Technology.......................(a)                     4,000               98,500
                                                                                                                ------------------
                                                                                                                        1,464,925
                                                                                                                ------------------
              ENERGY--5.9%            Anadarko Petroleum..........................                     3,100              134,463
                                      Triton Energy...............................                     5,000              233,125
                                                                                                                ------------------
                                                                                                                          367,588
                                                                                                                ------------------
              FINANCE--6.7%.          American International Group Leaders                             2,100              177,188
                                      MGIC Investment.............................                     3,100              176,312
                                      Progressive Corp, Ohio......................                     1,500               62,250
                                                                                                                ------------------
                                                                                                                           415,750
                                                                                                                ------------------
              HEALTH SERVICES--1.2%   United Healthcare...........................                     1,400               74,375
                                                                                                                ------------------

            HEALTH TECHNOLOGY--24.4%  Abbott Laboratories.........................                     3,000              119,250
                                      Amgen....................................(a)                     2,400              115,200
                                      Boston Scientific........................(a)                     2,800              117,950
                                      Forest Laboratories......................(a)                     7,000              289,625
                                      Genzyme-General Division.................(a)                     4,200              244,650
                                      Guidant.....................................                     6,600              211,200
                                      Roche Holdings, A.D.R.......................                     1,900              137,987
                                      Teva Pharmaceutical Industries, A.D.R.......                     7,000              274,750
                                                                                                                ------------------
                                                                                                                        1,510,612
                                                                                                                ------------------
           INDUSTRIAL SERVICES--1.5%  Schlumberger................................                     1,500               93,375
                                                                                                                ------------------
            PROCESS INDUSTRIES--4.5%  Grace (W.R.)................................                     5,000              278,750
                                                                                                                ------------------
        PRODUCER MANUFACTURING--4.8%  General Electric............................                     1,800              113,850
                                      Raychem.....................................                     4,000              185,500
                                                                                                                ------------------
                                                                                                                          299,350
                                                                                                                ------------------
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS (continued)                                                                            OCTOBER 31, 1995
COMMON STOCKS (continued)                                                                         SHARES                VALUE
                                                                                              ----------------  ------------------
           TECHNOLOGY SERVICES--3.6%  Microsoft................................(a)                     2,200           $  220,000
                                                                                                                ------------------
                TRANSPORTATION--5.4%  Delta Air Lines.............................                     1,500               98,438
                                      Kansas City Southern Industries.............                     5,000              233,125
                                                                                                                ------------------
                                                                                                                          331,563
                                                                                                                ------------------
                     UTILITIES--5.2%  MFS Communications.......................(a)                     2,000               80,750
                                      Telecomunicacoes Brasileiras S.A., A.D.R....                     2,300               93,150
                                      Vodafone Group, A.D.R.......................                     3,600              147,150
                                                                                                                ------------------
                                                                                                                          321,050
                                                                                                                ------------------
                                      TOTAL COMMON STOCKS
                                      (cost $5,042,082)...........................                                     $6,040,394
                                                                                                                ==================
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--1.6%                                                                       AMOUNT
                                                                                              ----------------
              U.S. TREASURY BILLS:    5.15%, 12/14/95.............................                 $  80,000           $   79,502
                                      5.23%, 12/21/95.............................                    16,000               15,884
                                                                                                                ------------------
                                      TOTAL SHORT-TERM INVESTMENTS
                                      (cost $95,392)..............................                                     $   95,386
                                                                                                                ==================
TOTAL INVESTMENTS (cost $5,137,474)................................................                     99.2%          $6,135,780
                                                                                              ================  ==================
CASH AND RECEIVABLES (NET).........................................................                       .8%        $     51,632
                                                                                              ================  ==================
NET ASSETS.........................................................................                    100.0%          $6,187,412
                                                                                              ================  ==================
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.






See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                              OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $5,137,474)--see statement............................................                                     $6,135,780
    Cash..........................................................................                                            272
    Receivable for investment securities sold.....................................                                         54,591
    Dividends and interest receivable.............................................                                          3,098
    Prepaid expenses..............................................................                                         22,681
    Due from The Dreyfus Corporation..............................................                                          4,864
                                                                                                                ------------------
                                                                                                                        6,221,286
LIABILITIES:
    Due to Distributor............................................................                   $  1,306
    Accrued expenses..............................................................                     32,568              33,874
                                                                                                --------------  ------------------
NET ASSETS  ......................................................................                                     $6,187,412
                                                                                                                ==================
REPRESENTED BY:
    Paid-in capital...............................................................                                     $5,235,525
    Accumulated undistributed investment income_net...............................                                         13,834
    Accumulated net realized (loss) on investments................................                                       (60,253)
    Accumulated net unrealized appreciation on investments_Note 4.................                                        998,306
                                                                                                                ------------------
NET ASSETS at value applicable to 418,296 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized)...............                                     $6,187,412
                                                                                                                ==================
NET ASSET VALUE per share ($6,187,412 / 418,296 shares)...........................                                         $14.79
                                                                                                                ==================










See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF OPERATIONS                                                                    YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $3,167 foreign taxes withheld at source).............                  $  58,885
      Interest....................................................................                     18,305
                                                                                                --------------
            TOTAL INCOME..........................................................                                      $  77,190
    EXPENSES:
      Management fee--Note 3(a)...................................................                  $  41,416
      Shareholder servicing costs_Note 3(b,c).....................................                     42,456
      Legal fees..................................................................                     18,727
      Auditing fees...............................................................                     13,516
      Registration fees...........................................................                      8,564
      Organization expenses.......................................................                      5,796
      Directors' fees and expenses_Note 3(d)...................................                         4,126
      Prospectus and shareholders' reports_Note 3(b)...........................                         2,203
      Custodian fees...........................................................                         2,103
      Miscellaneous............................................................                         1,354
                                                                                              ----------------
                                                                                                      140,261
      Less_expense reimbursement from Manager
          due to undertakings_Note 3(a)........................................                        93,057
                                                                                              ----------------
            TOTAL EXPENSES.....................................................                                            47,204
                                                                                                                ------------------
            INVESTMENT INCOME--NET.............................................                                            29,986
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments--Note 4.................................                     $  57,631
      Net unrealized appreciation on investments...............................                       729,269
                                                                                              ----------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                                           786,900
                                                                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                          $816,886
                                                                                                                ==================







See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED OCTOBER 31,
                                                                                              ------------------------------------
                                                                                                   1994*                   1995

                                                                                                  ----------------  --------------
OPERATIONS:
    Investment income--net......................................................                $     68,916           $   29,986
    Net realized gain (loss) on investments....................................                     (117,884)              57,631
    Net unrealized appreciation on investments for the year....................                      269,037              729,269
                                                                                              ----------------  ------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                      220,069              816,886
                                                                                              ----------------  ------------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net.....................................................                      ----                (85,068)
                                                                                              ----------------  ------------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..............................................                    5,053,200               93,703
    Dividends reinvested.......................................................                      ----                  85,068
    Cost of shares redeemed....................................................                      (17,313)              (4,133)
                                                                                              ----------------  ------------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...................                    5,035,887              174,638
                                                                                              ----------------  ------------------
          TOTAL INCREASE IN NET ASSETS.........................................                    5,255,956              906,456
NET ASSETS:
    Beginning of year..........................................................                       25,000            5,280,956
                                                                                              ----------------  ------------------
    End of year (including undistributed investment income--net
      of $68,916 in 1994 and $13,834 in 1995)..................................                   $5,280,956           $6,187,412
                                                                                              ================  ==================
                                                                                                  SHARES              SHARES
                                                                                              ----------------  ------------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold................................................................                      404,190                6,814
    Shares issued for dividends reinvested.....................................                        ----                 6,990
    Shares redeemed............................................................                       (1,367)                (331)
                                                                                              ----------------  ------------------
      NET INCREASE IN SHARES OUTSTANDING.......................................                      402,823               13,473
                                                                                              ================  ==================
* From December 29, 1993 (commencement of operations) to October 31, 1994.







See notes to financial statements.
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                                       YEAR ENDED OCTOBER 31,
                                                                                              ------------------------------------
PER SHARE DATA:                                                                                     1994(1)            1995
                                                                                              ----------------  -----------------
    Net asset value, beginning of year.........................................                    $12.50                $13.05
                                                                                              ----------------  ------------------
    INVESTMENT OPERATIONS:
    Investment income--net.....................................................                       .17                   .07
    Net realized and unrealized gain on investments............................                       .38                  1.88
                                                                                              ----------------  ------------------
      TOTAL FROM INVESTMENT OPERATIONS.........................................                       .55                  1.95
                                                                                              ----------------  ------------------
    DISTRIBUTIONS;
    Dividends from investment income--net......................................                        _                   (.21)
                                                                                              ----------------  ------------------
    Net asset value, end of year...............................................                    $13.05                $14.79
                                                                                              ================  ==================
TOTAL INVESTMENT RETURN........................................................                      4.40%(2)             15.29%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................................                        -                    .85%
    Ratio of net investment income to average net assets.......................                      1.37%(2)               .54%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager..............................................                      1.97%(2)              1.69%
    Portfolio Turnover Rate....................................................                     12.08%(2)             86.59%
    Net Assets, end of year (000's omitted)....................................                    $5,281                $6,187
    (1)  From December 29, 1993 (commencement of operations) to October 31, 1994.
    (2)  Not annualized.




See notes to financial statements.
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight classes of shares of Common Stock, including the Dreyfus Large Company Growth Fund (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus Large Company Growth Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 408,937 shares of Dreyfus Large Company Growth Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.



Dreyfus Large Company Growth Fund
(formerly Dreyfus Large Company Growth Portfolio)_See Note 1
NOTES TO FINANCIAL STATEMENTS (continued)
    The Series has an unused capital loss carryover of approximately $60,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2--BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.
NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from November 1, 1994 through December 31, 1994, to assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. The Manager has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $93,057 for the year ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Prior to October 1, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. The Distributor paid one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing Dreyfus Large Company Growth Fund (formerly Dreyfus Large Company Growth Portfolio)_See Note 1
NOTES TO FINANCIAL STATEMENTS (continued) and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995, the Series was charged $26,416 pur-suant to the Plan. Effective October 1, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $13,805 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.
NOTE 4--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $4,634,959 and $4,503,725, respectively.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $998,306, consisting of $1,136,114 gross unrealized appreciation and $137,808 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LARGE COMPANY GROWTH FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Growth Fund (formerly Dreyfus Large Company Growth Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Growth Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



(Ernst & Young, LLP signature logo)

New York, New York
December 7, 1995

Dreyfus Large Company Value Fund
-----------------------------------------------------------------------------
Statement of Investments                           April 30, 1996 (Unaudited)

Common Stocks-94.9%                                                                         Shares       Value
                                                                                          ----------   -----------
           Commercial Services-1.3%    Sensormatic Electronics..................             12,700    $   258,763
                                                                                                       -----------

             Consumer Durables-4.7%    Eastman Kodak............................              4,000        306,000
                                       Hasbro...................................              8,300        305,025
                                       Newell...................................             11,500        327,750
                                                                                                       -----------
                                                                                                           938,775
                                                                                                       -----------

       Consumer Non-Durables-10.1%     American Greetings, Cl. A................             11,200        309,400
                                       Fila Holding S.P.A., A.D.R. .............              4,500        307,125
                                       First Brands.............................             12,000        318,000
                                       Jones Apparel Group......................(a)           6,000        308,250
                                       Kimberly-Clark...........................              4,200        305,025
                                       Philip Morris Cos. ......................              3,500        315,438
                                       Revlon, Cl. A............................              6,000        162,000
                                                                                                       -----------
                                                                                                         2,025,238
                                                                                                       -----------

             Consumer Services-5.1%    Carnival, Cl. A..........................              8,900        258,100
                                       Grand Casinos............................(a)           7,200        233,100
                                       News Corp, A.D.R. .......................             10,600        249,100
                                       Planet Hollywood International, Cl. A....              7,000        177,625
                                       United States Satellite Broadcasting, Cl. A            3,000        102,750
                                                                                                       -----------
                                                                                                         1,020,675
                                                                                                       -----------

        Electronic Technology-12.2%    Boeing....................................             3,800        312,075
                                       Digital Equipment.........................(a)          5,300        316,675
                                       Hewlett-Packard...........................             2,900        307,038
                                       Lucent Technologies.......................             6,700        235,338
                                       Perkin-Elmer..............................             5,500        301,812
                                       Premier Technologies......................             8,200        309,550
                                       Seagate Technology........................(a)          5,600        324,800
                                       Storage Technology........................(a)         11,000        338,250
                                                                                                       -----------
                                                                                                         2,445,538
                                                                                                       -----------

               Energy Minerals-7.5%    Amerada Hess..............................             5,300        300,113
                                       Amoco.....................................             4,400        321,200
                                       Exxon.....................................             2,900        246,500
                                       Phillips Petroleum........................             7,500        311,250
                                       Tosco.....................................             6,100        326,350
                                                                                                       -----------
                                                                                                         1,505,413
                                                                                                       -----------

                      Finance-11.9%    AMBAC.....................................             6,500        316,062
                                       Alexander & Alexander Services............            14,900        281,238
                                       CIGNA.....................................             2,700        306,113
                                       ContiFinancial............................             6,400        204,000
                                       FINOVA Group..............................             5,900        327,450
                                       First Chicago NBD.........................             7,800        321,750
                                       First Union...............................             4,700        289,050
                                       PMI Group.................................             7,700        327,250
                                                                                                       -----------
                                                                                                         2,372,913
                                                                                                       -----------

Dreyfus Large Company Value Fund
----------------------------------------------------------------------
Statement of Investments (continued)        April 30, 1996 (Unaudited)
Common Stocks (continued)                                                                     Shares      Value
                                                                                            ---------- -----------
               Health Services-1.3%    Value Health..............................(a)          8,600    $   250,475
                                                                                                       -----------

             Health Technology-8.2%    Astra AB, Ser. A..........................             6,400        283,627
                                       Bard (C.R.)...............................             8,300        302,950
                                       Baxter International......................             7,100        314,175
                                       Bristol-Myers Squibb......................             2,900        238,525
                                       ChiRex....................................             6,000         73,500
                                       Sandoz AG.................................               201        219,096
                                       Warner-Lambert............................             1,800        201,150

                                                                                                       -----------
                                                                                                         1,633,023
                                                                                                       -----------

          Industrial Services-1.6%     Western Waste Industries..................(a)          8,300        322,662
                                                                                                       -----------
          Non-Energy Minerals-1.6%     Southern Peru Copper......................            16,900        316,875
                                                                                                       -----------
           Process Industries-4.9%     Grace (W.R.) & Co. .......................             3,500        271,250
                                       James River...............................             9,200        246,100
                                       Praxair...................................             4,900        189,263
                                       Witco.....................................             8,000        273,000
                                                                                                       -----------
                                                                                                           979,613
                                                                                                       -----------
         Producer Manufacturing-7.4%   AlliedSignal..............................             5,500        319,687
                                       National Service Industries...............             7,500        277,500
                                       Olin......................................             2,800        247,800
                                       Raychem...................................             4,100        319,287
                                       Westinghouse Electric.....................            16,800        317,100
                                                                                                       -----------
                                                                                                         1,481,374
                                                                                                       -----------
                  Retail Trade-4.3%    Eckerd....................................(a)          4,900        233,975
                                       Intimate Brands, Cl. A....................            13,900        293,637
                                       Tandy.....................................             5,000        259,375
                                       Thrifty Payless Holdings, Cl. B...........             6,000         81,000
                                                                                                       -----------
                                                                                                           867,987
                                                                                                       -----------
                Transportation-1.4%    Consolidated Freightways..................            10,400        271,700
                                                                                                       -----------
                    Utilities-11.4%    AT&T......................................             4,500        275,625
                                       Ameritech.................................             2,400        140,100
                                       British Telecommunications plc, A.D.R. ...             5,900        324,500
                                       Century Telephone Enterprises.............             8,600        281,650
                                       Entergy...................................            12,400        328,600
                                       GTE.......................................             7,000        303,625
                                       NYNEX.....................................             4,800        235,800
                                       Public Service Company of Colorado........             3,300        109,312
                                       Texas Utilities...........................             7,100        285,775
                                                                                                       -----------
                                                                                                         2,284,987
                                                                                                       -----------
                                       TOTAL COMMON STOCKS
                                         (cost $17,526,516)......................                      $18,976,011
                                                                                                       -----------
                                                                                                       -----------

Dreyfus Large Company Value Fund
---------------------------------------------------------------------
Statement of Investments (continued)        April 30, 1996 (Unaudited)
                                                                                         Principal
Short-Term Investments-10.2%                                                               Amount         Value
                                                                                         ----------    -----------
            U.S. Treasury Bills:       4.74%, 5/16/96............................        $    7,000    $     6,986
                                       4.92%, 7/5/96.............................         1,931,000      1,913,660
                                       4.98%, 7/25/96............................           115,000        113,644
                                                                                                       -----------
                                        TOTAL SHORT-TERM INVESTMENTS
                                         (cost $2,034,493).......................                     $  2,034,290
                                                                                                       -----------
                                                                                                       -----------
TOTAL INVESTMENTS (cost $19,561,009)..............................................           105.1%    $21,010,301
                                                                                             ------    -----------
                                                                                             ------    -----------
LIABILITIES, LESS CASH AND RECEIVABLES............................................            (5.1%)   $(1,017,104)
                                                                                             ------    -----------
                                                                                             ------    -----------
NET ASSETS..................................................................                 100.0%    $19,993,197
                                                                                             ------    -----------
                                                                                             ------    -----------

Note to Statement of Investments;
------------------------------------------------------------------------------
(a) Non-income producing.

See notes to financial statements.

Dreyfus Large Company Value Fund
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                 April 30, 1996 (Unaudited)

ASSETS:
    Investments in securities, at value
      (cost $19,561,009)-see statement......................................                                        $21,010,301
    Cash....................................................................                                            510,344
    Dividends and interest receivable.......................................                                             10,731
    Receivable for shares of Common Stock subscribed........................                                              5,000
    Net unrealized appreciation on forward currency exchange contracts-Note 4(a)                                          8,485
    Prepaid expenses........................................................                                             16,098
                                                                                                                   ------------
                                                                                                                     21,560,959

LIABILITIES:
    Due to The Dreyfus Corporation..........................................                $   22,872
    Due to Distributor......................................................                     3,244
    Payable for investment securities purchased.............................                 1,519,348
    Accrued expenses........................................................                    22,298                1,567,762
                                                                                            ----------             ------------
NET ASSETS..................................................................                                        $19,993,197
                                                                                                                   ------------
                                                                                                                   ------------

REPRESENTED BY:
    Paid-in capital.........................................................                                        $17,540,731
    Accumulated undistributed investment income-net.........................                                             20,632
    Accumulated undistributed net realized gain on investments
      and foreign currency transactions.....................................                                            974,060
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions.....................................                                          1,457,774
                                                                                                                   ------------
NET ASSETS at value applicable to 1,182,043 outstanding shares of
    Common Stock, equivalent to $16.91 per share
    (100 million shares of $.001 par value authorized)......................                                        $19,993,197
                                                                                                                   ------------
                                                                                                                   ------------

See notes to financial statements.

Dreyfus Large Company Value Fund
----------------------------------------------------------------------------
Statement of Operations          six months ended April 30, 1996 (Unaudited)

INVESTMENT INCOME:
    Income:
      Cash dividends (net of $422 foreign taxes withheld at source).........                 $  86,470
      Interest..............................................................                    15,378
                                                                                             ---------
            Total Income....................................................                               $  101,848
    Expenses:
      Management fee-Note 3(a)..............................................                    35,564
      Shareholder servicing costs-Note 3(b).................................                    13,900
      Registration fees.....................................................                     8,581
      Professional fees ....................................................                     5,979
      Custodian fees........................................................                     3,701
      Prospectus and shareholders' reports..................................                     3,632
      Directors' fees and expenses-Note 3(c)................................                     2,535
      Miscellaneous.........................................................                     3,705
                                                                                             ---------
            Total Expenses..................................................                    77,597
      Less-reduction in management fee due to
        undertaking-Note 3(a)...............................................                    17,618
                                                                                             ---------
             Net Expenses...................................................                                   59,979
                                                                                                         ------------
             INVESTMENT INCOME-NET..........................................                                   41,869
                                                                                                         ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 4(a)..............................                  $969,958
    Net realized gain on forward currency exchange contracts-
      Short transactions....................................................                     5,518
                                                                                             ---------
      Net Realized Gain.....................................................                                  975,476

    Net unrealized appreciation on investments and foreign currency transactions                            1,138,680
                                                                                                         ------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                2,114,156
                                                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $2,156,025
                                                                                                         ------------
                                                                                                         ------------

See notes to financial statements.

Dreyfus Large Company Value Fund
-----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                     Year Ended        Six Months Ended
                                                                                     October 31,        April 30, 1996
                                                                                        1995             (Unaudited)
                                                                                     -----------       ----------------
OPERATIONS:
    Investment income-net.............................................               $    94,447        $       41,869
    Net realized gain on investments..................................                   924,046               975,476
    Net unrealized appreciation on investments for the period.........                   318,810             1,138,680
                                                                                     -----------           -----------

      Net Increase In Net Assets Resulting From Operations............                 1,337,303             2,156,025
                                                                                     -----------           -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                  (130,949)              (91,396)
    Net realized gain on investments..................................                      -                 (870,437)
                                                                                     -----------           -----------
      Total Dividends.................................................                  (130,949)             (961,833)
                                                                                     -----------           -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                   224,848            12,415,453
    Dividends reinvested..............................................                   130,949               961,690
    Cost of shares redeemed...........................................                   (43,446)           (1,265,241)
                                                                                     -----------           -----------
      Increase In Net Assets From Capital Stock Transactions..........                   312,351            12,111,902
                                                                                     -----------           -----------
          Total Increase In Net Assets................................                 1,518,705            13,306,094

NET ASSETS:
    Beginning of period...............................................                 5,168,398             6,687,103
                                                                                     -----------           -----------
    End of period (including undistributed investment income-net of
      $70,159 in 1995 and $20,632 in 1996)............................               $ 6,687,103           $19,993,197
                                                                                     -----------           -----------
                                                                                     -----------           -----------


                                                                                       Shares                 Shares
                                                                                    ------------           -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                    15,585               763,118
    Shares issued for dividends reinvested............................                    11,116                65,600
    Shares redeemed...................................................                    (3,424)              (79,169)
                                                                                     -----------           -----------
      Net Increase In Shares Outstanding..............................                    23,277               749,549
                                                                                     -----------           -----------
                                                                                     -----------           -----------


See notes to financial statements.

Dreyfus Large Company Value Fund
-----------------------------------------------------------------------------
Financial Highlights
  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                       Year Ended October 31,        Six Months Ended
                                                                      ------------------------         April 30,1996
PER SHARE DATA:                                                         1994(1)           1995           (Unaudited)
                                                                       ------            ------          ----------
    Net asset value, beginning of period............                   $12.50            $12.63            $15.46
                                                                       ------            ------            ------
    Investment Operations:
    Investment income-net...........................                      .26               .22               .07
    Net realized and unrealized gain (loss) on investments               (.13)             2.93              3.59
                                                                       ------            ------            ------
      Total from Investment Operations..............                      .13              3.15              3.66
                                                                       ------            ------            ------

    Distributions:
    Dividends from investment income-net............                       -               (.32)             (.21)
    Dividends from net realized gain on investments.                       -                 -              (2.00)
                                                                       ------            ------            ------
      Total Distributions...........................                       -               (.32)            (2.21)
                                                                       ------            ------            ------
    Net asset value, end of period..................                   $12.63            $15.46            $16.91
                                                                       ------            ------            ------
                                                                       ------            ------            ------
TOTAL INVESTMENT RETURN.............................                     1.04%(2)         25.73%            25.87%(2)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........                       -                .83%              .63%(2)
    Ratio of net investment income to average net assets                 2.08%(2)          1.64%              .44%(2)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager...................                     2.01%(2)          1.76%              .18%(2)
    Portfolio Turnover Rate.........................                    48.35%(2)        143.61%            91.50%(2)
    Average commission rate paid(3).................                       -                 -             $.0469
    Net Assets, end of period (000's omitted).......                   $5,168            $6,687           $19,993

----------------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See notes to financial statements.

Dreyfus Large Company Value Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Significant Accounting Policies:

    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Large Company Value Fund (the "Fund"). The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.

    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    As of April 30, 1996, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank Corporation, held 475,168 shares of the Fund.

    (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution

Dreyfus Large Company Value Fund
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Bank Line of Credit:

    In accordance with an agreement with a bank, the Fund may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.

    During the six months ended April 30, 1996, there were no borrowings under the line of credit.

NOTE 3-Management Fee and Other Transactions With Affiliates:

    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from November 1, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $17,618 for the six months ended April 30, 1996.

    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the six months ended April 30, 1996, the Fund was charged an aggregate of $11,855 pursuant to the Shareholder Services Plan.

Dreyfus Large Company Value Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,553 for the period from December 1, 1995 through April 30, 1996.

    Effective May 10, 1996, the Fund entered into a Custody Agreement with Mellon to provide custodial services for the Fund.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

    (d) Brokerage commissions: For the six months ended April 30, 1996, the Fund incurred total brokerage commissions of $29,035, of which $7,076 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.

NOTE 4-Securities Transactions:

    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended April 30, 1996, amounted to $19,203,947 and $9,020,971, respectively.
    The following summarizes open forward currency contracts at April 30, 1996:

                                                      Foreign Currency                     U.S. Dollar     Unrealized
    Forward Currency Sale Contracts                         Amount           Proceeds          Value      Appreciation
    ------------------------------                    ---------------        ---------     -----------    ------------
    Swedish Krona, expiring 6/18/96...........            1,600,000           $236,354        $235,873        $  481
    Swiss Francs, expiring 6/18/96............              230,000            193,908         185,904         8,004
                                                                                                             -------
                                                                                                              $8,485
                                                                                                             -------
                                                                                                             -------

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.

    (b) At April 30, 1996, accumulated net unrealized appreciation on investments and foreign currency exchange contracts was $1,457,777, consisting of $1,583,507 gross unrealized appreciation and $125,730 gross unrealized depreciation.

    At April 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).






DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                 OCTOBER 31, 1995
COMMON STOCKS--100.1%                                                                                SHARES          VALUE
                                                                                                  ------------  ------------
   COMMERCIAL SERVICES--1.5%       Sensormatic Electronics.....................                      4,800       $   102,600
                                                                                                                  ----------
   CONSUMER CYCLICAL--1.9%         Fila Holding S.P.A., A.D.R..................                      3,000           129,375
                                                                                                                  ----------
   CONSUMER DURABLES--3.4%         Eastman Kodak ..............................                      1,800           112,725
                                   Ford Motor..............................                          4,000           115,000
                                                                                                                  ----------
                                                                                                                     227,725
                                                                                                                  ----------
CONSUMER NON-DURABLES--9.5%         First Brands............................                         2,500           114,375
                                    Jones Apparel Group...................(a)                        3,400           116,450
                                    McCormick & Co. (non-voting)............                         4,900           121,275
                                    Philip Morris Cos. .....................                         2,200           185,900
                                    RJR Nabisco Holdings....................                         3,040           93,480
                                                                                                                  ----------
                                                                                                                     631,480
                                                                                                                  ----------
      CONSUMER SERVICES--3.2%      Grand Casinos............................(a)                      2,800           111,300
                                    Wendy's International...................                         5,100           101,363
                                                                                                                  ----------
                                                                                                                     212,663
                                                                                                                  ----------
      CREDIT CYCLICAL--1.6%        Masco                                                             3,900           109,688
                                                                                                                  ----------
      ELECTRICAL EQUIPMENT--1.7%   Westinghouse Electric                                             8,000           113,000
                                                                                                                  ----------
     ELECTRONIC TECHNOLOGY--12.5%  Amdahl...............................(a)                        11,600           107,300
                                   Applied Materials (a)                                            2,200           110,275
                                   Creative Technologies.................(a)                        8,500            98,813
                                   Digital Equipment.....................(a)                        2,100           113,662
                                   EMC..................................(a)                         6,500           100,750
                                   International Business Machines.........                         2,000           194,500
                                   Texas Instruments.......................                         1,600           109,200
                                                                                                                  ----------
                                                                                                                     834,500
                                                                                                                  ----------
      ENERGY MINERALS--7.5%        Amerada Hess                                                      2,300           103,788
                                   Exxon..................................                           1,500           114,562
                                   Mobil..................................                           1,100           110,825
                                   Repsol, S.A., A.D.R. ...................                          1,900            56,287
                                   Texaco..................................                          1,700           115,812
                                                                                                                  ----------
                                                                                                                     501,274
                                                                                                                  ----------
       FINANCE--11.9%              ACE...........................                                    3,300           112,200
                                   Beneficial..............................                          2,200           107,800
                                   Citicorp................................                          1,700           110,288
                                   Dean Witter, Discover & Co..............                          2,000            99,500
                                   Finova Group............................                          2,500           113,125
                                   PMI Group...............................                          2,300           110,400
                                   Prudential Reinsurance Holding..........                          7,000           142,625
                                                                                                                  ----------
                                                                                                                     795,938
                                                                                                                  ----------
     HEALTH TECHNOLOGY--11.6%      Bristol-Myers Squibb.....................                         3,900           297,375
                                   Guidant.............................. ...                         5,291           169,312

Dreyfus Large Company Value Fund
(formerly Dreyfus Large Company Value Portfolio)_See Note 1
Statement of Investments (continued)                                                                          October 31, 1995
Common Stocks (continued)                                                                         Shares            Value
                                                                                               ------------     ------------
HEALTH TECHNOLOGY (CONTINUED)      Rhone Poulenc Rorer.........................                      2,400       $   113,100
                                   Sandoz AG, A.D.R............................                        146           120,477
                                   Schering-Plough.............................                      1,400            75,075
                                                                                                                  ----------
                                                                                                                     775,339
                                                                                                                  ----------
    HEALTH SERVICES--2.2%          Total Renal Care Holdings....................                     7,100           144,663
                                                                                                                  ----------
  INDUSTRIAL SERVICES--1.6%        ENSCO International......................(a)                      6,200           104,625
                                                                                                                  ----------
   NON-ENERGY MINERALS--1.7%       Phelps Dodge................................                      1,800           114,075
                                                                                                                  ----------
     PROCESS INDUSTRIES--5.1%      James River.................................                      3,500           112,437
                                   Monsanto....................................                      1,100           115,225
                                   Praxair.....................................                      4,300           116,100
                                                                                                                  ----------
                                                                                                                     343,762
                                                                                                                  ----------
  PRODUCER MANUFACTURING--3.5%     Olin........................................                      1,700           108,800
                                   Philips Electronics, N.V....................                      3,300           127,462
                                                                                                                  ----------
                                                                                                                     236,262
                                                                                                                  ----------
    RETAIL TRADE--4.6%             Intimate Brands, Cl. A......................                      6,500           108,875
                                    Price/Costco.......................... (a)                       6,500           110,500
                                   Tandy...................................                          1,800            88,875
                                                                                                                   ----------
                                                                                                                     308,250
                                                                                                                   ----------
  TRANSPORTATION--2.1%             Illinois Central, Ser. A................                            700            26,775
                                   Tidewater...............................                          4,200           110,775
                                                                                                                  ----------
                                                                                                                     137,550
                                                                                                                  ----------
       UTILITIES--13.0%            AT&T.......................                                       1,000            64,000
                                   Ameritech...............................                          2,100           113,400
                                   Century Telephone Enterprises...........                          3,700           107,300
                                   Entergy.................................                          4,100           116,850
                                   GTE.....................................                          2,500           103,125
                                   Public Service Company of Colorado......                          3,300           112,613
                                   SBC Communications......................                          1,900           106,162
                                   Texas Utilities.........................                          3,100           113,925
                                   TransCanada Pipelines...................                          2,500           33,438
                                                                                                                  ----------
                                                                                                                     870,813
                                                                                                                  ----------
TOTAL INVESTMENTS (cost $6,373,158)............................................                      100.1%      $6,693,582
                                                                                                    =======        ==========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                       (.1%)       $  (6,479)
                                                                                                    =======        ==========
NET ASSETS.....................................................................                      100.0%       $6,687,103
                                                                                                    =======       ==========

NOTE TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $6,373,158)--see statement......................................                                      $6,693,582
    Cash....................................................................                                         267,631
    Receivable for investment securities sold...............................                                         478,108
    Dividends and interest receivable.......................................                                           5,261
    Prepaid expenses........................................................                                          22,018
    Due from The Dreyfus Corporation........................................                                           5,026
                                                                                                                  ----------
                                                                                                                   7,471,626
LIABILITIES:
    Payable for investment securities purchased.............................                       $746,280
    Net unrealized depreciation on foward currency
      exchange contracts_Note 4(a)..........................................                          1,330
    Accrued expenses........................................................                         36,913          784,523
                                                                                                   ---------      ----------
NET ASSETS  ................................................................                                      $6,687,103
                                                                                                                  ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                      $5,428,829
    Accumulated undistributed investment income_net.........................                                          70,159
    Accumulated undistributed net realized gain on investments..............                                         869,021
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions_Note 4(b)...............................                                         319,094
                                                                                                                  ----------
NET ASSETS at value applicable to 432,494 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                      $6,687,103
                                                                                                                  ==========
NET ASSET VALUE per share ($6,687,103 / 432,494 shares).....................                                          $15.46
                                                                                                                     =======







See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF OPERATIONS                                                                        YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $1,891 foreign taxes withheld at source).......                         $130,029
      Interest..............................................................                           12,241
                                                                                                     --------
            TOTAL INCOME....................................................                                       $  142,270
    EXPENSES:
      Management fee--Note 3(a).............................................                        43,242
      Shareholder servicing costs_Note 3(b,c)...............................                        44,105
      Legal fees............................................................                        19,747
      Auditing fees.........................................................                        15,282
      Registration fees.....................................................                         9,739
      Organization expenses.................................................                         5,425
      Directors' fees and expenses_Note 3(d)................................                         4,384
      Prospectus and shareholders' reports..................................                         3,310
      Custodian fees........................................................                         2,753
      Miscellaneous.........................................................                         1,315
                                                                                                  --------
                                                                                                   149,302
      Less_expense reimbursement from Manager
          due to undertakings_Note 3(a).....................................                       101,479
                                                                                                 --------
            TOTAL EXPENSES..................................................                                           47,823
                                                                                                                     ---------
            INVESTMENT INCOME--NET..........................................                                           94,447
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments--Note 4(a)...........................                      $924,046
      Net unrealized appreciation on investments and foreign currency transactions                 318,810
                                                                                                  --------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                        1,242,856
                                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $1,337,303
                                                                                                                   ==========






See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                         ----------------------------
                                                                                              1994*            1995
                                                                                          ------------  ------------
OPERATIONS:
    Investment income--net..................................................              $   106,661     $   94,447
    Net realized gain (loss) on investments.................................                  (55,025)       924,046
    Net unrealized appreciation on investments for the year.................                     284         318,810
                                                                                          ------------  ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                  51,920       1,337,303
                                                                                          ------------  ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                   --          (130,949)
                                                                                          ------------  ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                5,101,555       224,848
    Dividends reinvested....................................................                   --           130,949
    Cost of shares redeemed.................................................                 (10,077)      (43,446)
                                                                                          ------------  ------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                5,091,478        312,351
                                                                                          ------------  ------------
          TOTAL INCREASE IN NET ASSETS......................................                5,143,398     1,518,705
NET ASSETS:
    Beginning of year.......................................................                   25,000     5,168,398
                                                                                          ------------  ------------
    End of year (including undistributed investment income_net:
      $106,661 in 1994 and $70,159 in 1995).................................               $5,168,398     $6,687,103
                                                                                          ============  ============
                                                                                              SHARES          SHARES
                                                                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                 407,991          15,585
    Shares issued for dividends reinvested..................................                   --             11,116
    Shares redeemed.........................................................                   (774)         (3,424)
                                                                                          ------------  ------------
      NET INCREASE IN SHARES OUTSTANDING....................................                 407,217          23,277
                                                                                          ============  ============
    *From December 29, 1993 (commencement of operations) to October 31, 1994.





See notes to financial statements.
DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Fund's Prospectus dated March 1, 1996.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Large Company Value Fund (the "Series").
Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus Large Company Value Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 412,920 shares of Dreyfus Large Company Value Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2--BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.
NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from November 1, 1994 through December
31, 1994, to assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. The Manager has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $101,479 for the year ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Prior to September 30, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. Under the Plan, the Distributor was permitted to pay one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees payable under the Plan were payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995, the Series was charged $27,726 pursuant to the Plan. Effective September 30, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $14,414 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.
NOTE 4--SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $8,474,209 and $7,967,832, respectively.
The following summarizes open forward currency contracts at October 31, 1995;




                                                                                          U.S. DOLLAR    UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                                            PROCEEDS          VALUE      (DEPRECIATION)
-----------------------------------                                      ----------      ----------    -------------
    Swiss Francs, expiring 12/18/95.........................                  $90,000      $91,330          ($1,330)
                                                                                                            =========


    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At October 31, 1995, accumulated net unrealized appreciation on investments was $319,094, consisting of $457,296 gross unrealized appreciation and $138,202 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LARGE COMPANY VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund (formerly Dreyfus Large Company Value Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


(Ernst & Young LLP signature logo)


New York, New York
December 7, 1995





DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS                                                                          APRIL 30, 1996 (UNAUDITED)
COMMON STOCKS-96.6%                                                                                 SHARES           VALUE
                                                                                                    ______           ______
  BASIC INDUSTRIES-8.0%              Apogee Enterprises.....................                         3,000       $   78,750
                                     BWay...................................                         4,000           69,000
                                     Bowne & Co.............................                         2,000           36,000
                                     Calgon Carbon..........................                         7,200           90,000
                                     CalMat.................................                         4,000           69,500
                                     Century Aluminum.......................                         3,500           51,625
                                     Dexter.................................                         1,500           40,312
                                     Dravo..................................      (a)                2,000           27,500
                                     Fuller (H.B.)..........................                         1,300           42,575
                                     Gundle/SLT Environmental...............      (a)                8,000           54,000
                                     Handy & Harman.........................                         2,100           35,700
                                     Mosinee Paper..........................                         2,200           71,225
                                     Rock Tennessee, Cl. A..................                         2,500           43,750
                                                                                                                      _____
                                                                                                                    709,937
                                                                                                                      _____
  CAPITAL GOODS-6.8%                 Avondale Industries....................      (a)                5,000           95,625
                                     Chart Industries.......................                        11,500          133,688
                                     Daniel Industries......................                         4,000           62,000
                                     Elsag Baily Process Auto, N.V. ........      (a)                3,000           67,500
                                     Giddings & Lewis.......................                         2,800           51,975
                                     Global Industrial Technologies.........      (a)                1,600           29,400
                                     UNR Industries.........................                        10,000           93,125
                                     Zurn Industries........................                         3,400           69,275
                                                                                                                      _____
                                                                                                                     602,588
                                                                                                                      _____
  CONSUMER DURABLES-6.5%             Arctco.................................                         3,000           28,875
                                     BE Aerospace...........................      (a)                2,500           38,437
                                     Bassett Furniture Industries...........                         1,500           38,625
                                     Chris Craft Industries.................      (a)                1,850           79,087
                                     Ethan Allen Interiors..................      (a)                1,200           31,200
                                     Juno Lighting..........................                         4,500           66,656
                                     Kaufman & Broad Home...................                         7,000           98,875
                                     La-Z Boy Chair.........................                         1,500           44,438
                                     O'Sullivan Industries Holdings.........      (a)                2,500           17,813
                                     Polaris Industries.....................                         2,000           69,750
                                     Standard Products......................                         2,700           68,512
                                                                                                                      _____
                                                                                                                     582,268
                                                                                                                      _____
  CONSUMER
    NON-DURABLES-6.2%                Alberto-Culver, Cl. A..................                         2,000           67,500
                                     Bally Gaming International.............      (a)                4,900           36,750
                                     Fieldcrest Cannon......................      (a)                3,000           64,125
                                     Graphic Industries.....................                         3,000           33,000
                                     Guilford Mills.........................                         2,800           67,900
                                     Hollinger International, Cl. A.........                         5,900           70,063

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              APRIL 30, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                    ______            ______

   CONSUMER NON-DURABLES
     (CONTINUED)                     International Specialty Products.....                           4,500      $    56,250
                                     U.S. Industries......................                           4,400           92,400
                                     Westpoint Stevens....................        (a)                3,000           63,000
                                                                                                                     _____
                                                                                                                    550,988
                                                                                                                      _____
  CONSUMER SERVICES-14.6%            Chancellor Broadcasting, Cl. A.........                         4,000          102,000
                                     Claire's Stores........................                         3,500           76,125
                                     Fay's..................................                         5,000           43,125
                                     Finish Line, Cl. A.....................      (a)                4,000           83,000
                                     International Family Entertainment, Cl. B    (a)                3,000           45,750
                                     Meyer (Fred)...........................      (a)                3,100           89,125
                                     Morningstar Group......................      (a)                5,000           50,000
                                     Nash Finch.............................                         2,500           43,750
                                     Neiman Marcus Group....................                         2,500           60,000
                                     Pier 1 Imports.........................                         5,500           73,562
                                     Red Lion Hotels........................                         3,600           79,200
                                     SFX Broadcasting, Cl. A................      (a)                2,000           69,000
                                     ShowBiz Pizza Time.....................      (a)                7,000          152,250
                                     Starter................................      (a)                5,000           48,125
                                     True North Communications..............                         6,300          166,163
                                     Waban..................................      (a)                2,600           63,700
                                     York Group.............................                         3,000           55,125
                                                                                                                      _____
                                                                                                                  1,300,000
                                                                                                                      _____
  ENERGY-14.4%                       Aquila Gas Pipeline....................                         6,000           83,250
                                     Arethusa (Off-Shore)...................                         2,100           95,025
                                     BW/IP..................................                         2,500           51,562
                                     Carbo Ceramics.........................                         9,000          193,500
                                     Coflexip, A.D.R. ......................                         1,400           26,950
                                     Cross Timbers Oil......................                         4,500           90,000
                                     Dreco Energy Services, Cl. A...........      (a)                2,000           50,500
                                     Marine Drilling........................      (a)                2,500           24,688
                                     NGC....................................                         2,232           33,480
                                     Noble Drilling.........................      (a)                1,800           27,000
                                     Oceaneering International..............      (a)                4,000           63,000
                                     Petroleum Geo-Services, A.D.R. ........      (a)                2,300           72,737
                                     RPC....................................      (a)                7,000           80,500
                                     Rowan..................................      (a)                5,000           73,750
                                     Santa Fe Energy Resources..............      (a)                4,200           50,400
                                     Stolt Comex Seaway, SA.................      (a)                6,000           81,000
                                     Swift Energy...........................      (a)                5,100           79,050
                                     Tuboscope Vetco International..........      (a)                8,100          105,300
                                                                                                                      _____
                                                                                                                  1,281,692
                                                                                                                      _____

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              APRIL 30, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                            SHARES           VALUE
                                                                                                   ______            ______

  FINANCIAL SERVICES-17.1%           ALBANK Financial.......................                         2,500       $   66,875
                                     Allmerica Property & Casualty Cos. ....                         2,800           73,850
                                     Astoria Financial......................                           500           26,625
                                     Bay View Capital.......................                         3,000           99,000
                                     Bell Bancorp...........................                         2,500           93,125
                                     Berkley (W.R.).........................                         1,200           51,600
                                     Citizens...............................                         3,600           70,200
                                     City National..........................                         4,000           56,500
                                     Community Bank Systems.................                         2,300           72,450
                                     Downey Financial.......................                         3,045           65,848
                                     First Palm Beach Bancorp...............                         2,600           55,900
                                     First Savings Bank of Washington Bancorp                        3,000           45,375
                                     First USA Paymentech...................                           500           21,750
                                     FirstFed Financial.....................                         3,000           48,375
                                     Fleet Financial Group..................                         1,713           73,659
                                     Fleet Financial Group (warrants).......      (a)                  224            2,492
                                     Flushing Financial.....................                         4,000           63,000
                                     GCR Holdings...........................                         1,000           25,500
                                     Glendale Federal Bank FSB..............      (a)                5,000           87,500
                                     Greater New York Savings Bank..........      (a)                5,200           57,850
                                     Guarantee Life Cos. ...................                         5,500           94,188
                                     Home Financial.........................                         3,600           49,950
                                     Klamath First Bancorp..................                         5,000           68,750
                                     MLF Bancorp............................                         1,700           41,012
                                     PXRE...................................                         1,400           35,700
                                     Security-Connecticut...................                           500           13,125
                                     Standard Financial.....................                         2,400           35,700
                                     Transnational Re, Cl. A................                         1,200           25,200
                                                                                                                      _____
                                                                                                                  1,521,099
                                                                                                                      _____
  HEALTH CARE-2.2%                   Arterial Vascular Engineering..........                           500           22,000
                                     Block Drug, Cl. A (non-voting).........                         1,030           38,883
                                     Maxxim Medical.........................      (a)                4,000           71,000
                                     SpaceLabs Medical......................      (a)                1,500           33,375
                                     Sterling Healthcare Group..............      (a)                2,000           34,500
                                                                                                                      _____
                                                                                                                    199,758
                                                                                                                      _____
  TECHNOLOGY-16.1%                   Advanced Energy Industries.............                         4,000           35,000
                                     Berg Electronics.......................                         4,100          109,162
                                     Caere..................................      (a)                8,600           82,775
                                     Crosscomm..............................      (a)                5,000           52,500
                                     Data General...........................      (a)                3,000           46,125
                                     Dynatech...............................      (a)                4,000          103,000
                                     Egghead................................      (a)                2,500           24,375
                                     Forte Software.........................                           500           30,875

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          APRIL 30, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                      SHARES           VALUE
                                                                                               ______           ______

  TECHNOLOGY (CONTINUED)             HMT Technology.......................                           9,000      $   199,125
                                     Mentor Graphics......................        (a)                5,544           88,704
                                     Metatec, Cl. A.......................        (a)                4,000           48,500
                                     Micro Linear.........................        (a)                4,000           47,500
                                     Polycom..............................                           4,000           35,500
                                     Quickturn Design System..............        (a)                5,600           82,600
                                     Segue Software.......................                             500           14,750
                                     Sequent Computer Systems.............        (a)                3,000           43,875
                                     Symantec.............................        (a)               10,000          161,250
                                     ThermoQuest..........................                             500            8,250
                                     Truevision...........................        (a)                8,100           68,850
                                     Viewlogic Systems....................        (a)                6,000           82,500
                                     Xircom...............................        (a)                4,600           74,175
                                                                                                                      _____
                                                                                                                  1,439,391
                                                                                                                      _____
   TRANSPORTATION-4.7%               American Freightways...................      (a)                4,000           60,500
                                     Cronos Group...........................                         3,000           26,250
                                     Harper Group...........................                         5,500          106,563
                                     Interpool..............................                         3,400           61,200
                                     Sea Containers, Cl. A..................                         2,500           46,875
                                     Stolt-Nielsen, SA......................                         2,000           41,094
                                     TNT Freightways........................                         1,400           31,675
                                     Werner Enterprises.....................                         2,000           48,500
                                                                                                                      _____
                                                                                                                    422,657
                                                                                                                      _____
                                     TOTAL COMMON STOCKS
                                       (cost $7,752,247)....................                                     $8,610,378
                                                                                                                      =====
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-8.9%                                                                        AMOUNT
                                                                                                   ______
             U.S. TREASURY BILLS; 4.95%, 7/5/96 (cost $794,832)............(b)                   $   802,000     $ 794,798
                                                                                                                     =====
TOTAL INVESTMENTS (cost $8,547,079).........................................                         105.5%      $9,405,176
                                                                                                     ======           =====
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (5.5%)      $ (487,898)
                                                                                                     ======           =====
NET ASSETS..................................................................                         100.0%      $8,917,278
                                                                                                     ======           =====
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.


See independent accountants' review report and notes to financial statements.


DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF SECURITIES SOLD SHORT                                                                APRIL 30, 1996 (UNAUDITED)
COMMON STOCKS                                                                                       SHARES           VALUE
                                                                                                     _____            _____
ACX Technologies............................................................                         2,000        $  38,750
Champion Industries.........................................................                         1,375           25,437
Electronics for Imaging.....................................................                           400           24,400
Fritz Cos...................................................................                         2,070           76,073
Olympic Financial...........................................................                         1,800           40,050
Presstek....................................................................                         1,000          138,750
Quanex......................................................................                         2,700           59,400
                                                                                                                      _____
TOTAL SECURITIES SOLD SHORT
    (proceeds $235,998).....................................................                                       $402,860
                                                                                                                      =====





See notes to financial statments.

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               APRIL 30, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $8,547,079)-see statement.......................................                                      $9,405,176
    Cash....................................................................                                         154,155
    Receivable from brokers for proceeds on securities sold short...........                                         235,998
    Receivable for investment securities sold...............................                                         192,774
    Dividends and interest receivable.......................................                                           1,746
    Prepaid expenses........................................................                                          16,290
                                                                                                                       _____
                                                                                                                  10,006,139
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $  30,273
    Due to Distributor......................................................                           1,708
    Securities sold short, at value
      (proceeds $235,998)-see statement.....................................                         402,860
    Payable for investment securities purchased.............................                         394,592
    Payable for Common Stock redeemed.......................................                         241,271
    Accrued expenses........................................................                          18,157      1,088,861
                                                                                                       ____           _____
NET ASSETS..................................................................                                     $8,917,278
                                                                                                                      =====
REPRESENTED BY:
    Paid-in capital.........................................................                                     $6,885,818
    Accumulated undistributed investment income-net.........................                                         66,300
    Accumulated undistributed net realized gain on investments,
      securities sold short and foreign currency transactions...............                                      1,273,925
    Accumulated net unrealized appreciation on investments and
      securities sold short-Note 4(b).......................................                                        691,235
                                                                                                                       _____
NET ASSETS at value applicable to 539,156 outstanding shares of
    Common Stock, equivalent to $16.54 per share
    (100 million shares of $.001 par value authorized)......................                                     $8,917,278
                                                                                                                      =====






See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED APRIL 30, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $17 foreign taxes withheld at source)..........                   $     99,567
      Interest..............................................................                         24,508
                                                                                                     ______
            TOTAL INCOME....................................................                                       $   124,075
    EXPENSES:
      Management fee-Note 3(a)..............................................                         27,138
      Shareholder servicing costs-Note 3(b).................................                         10,920
      Custodian fees........................................................                          6,302
      Prospectus and shareholders' reports..................................                          5,971
      Registration fees.....................................................                          5,204
      Organization expenses.................................................                          2,800
      Directors' fees and expenses-Note 3(c)................................                          1,917
      Dividends on securities sold short....................................                          1,136
      Professional fees.....................................................                            968
      Interest-Note 2.......................................................                            190
      Miscellaneous.........................................................                            916
                                                                                                     ______
            TOTAL EXPENSES..................................................                         63,462
      Less-reduction in management fee
          due to undertaking-Note 3(a)......................................                         16,153
                                                                                                     ______
            NET EXPENSES....................................................                                           47,309
                                                                                                                       ______
            INVESTMENT INCOME-NET...........................................                                           76,766
                                                                                                                       ______
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions (including foreign currency transactions)...........                    $1,329,248
      Short sale transactions...............................................                       (39,299)
                                                                                                    ______
      NET REALIZED GAIN.....................................................                                        1,289,949
    Net unrealized appreciation on investments and
      securities sold short.................................................                                          445,443
                                                                                                                       ______
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                        1,735,392
                                                                                                                       ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $1,812,158
                                                                                                                      =====


See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED           SIX MONTHS ENDED
                                                                                        OCTOBER 31,           APRIL 30, 1996
                                                                                           1995                 (UNAUDITED)
                                                                                         ______                  __________
OPERATIONS:
    Investment income-net...................................................       $     44,644                $     76,766
    Net realized gain on investments........................................            464,856                   1,289,949
    Net unrealized appreciation on investments for the period...............            601,439                     445,443
                                                                                          _____                       _____
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................          1,110,939                   1,812,158
                                                                                          _____                       _____
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................           (137,132)                    (41,124)
    Net realized gain on investments........................................           (220,243)                   (461,510)
                                                                                          _____                       _____
      TOTAL DIVIDENDS.......................................................           (357,375)                   (502,634)
                                                                                          _____                       _____
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................            343,498                   1,375,886
    Dividends reinvested....................................................            357,374                     502,014
    Cost of shares redeemed.................................................           (216,275)                   (674,098)
                                                                                          _____                       _____
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................            484,597                   1,203,802
                                                                                          _____                       _____
          TOTAL INCREASE IN NET ASSETS......................................          1,238,161                   2,513,326
NET ASSETS:
    Beginning of period.....................................................          5,165,791                   6,403,952
                                                                                          _____                       _____
    End of period (including undistributed investment income-net
      of $30,658 in 1995 and $66,300 in 1996)...............................         $6,403,952                  $8,917,278
                                                                                          =====                       =====

                                                                                          SHARES                    SHARES
                                                                                          _____                       _____
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................             27,757                      88,962
    Shares issued for dividends reinvested..................................             31,966                      35,629
    Shares redeemed.........................................................            (17,844)                    (42,824)
                                                                                          _____                       _____
      NET INCREASE IN SHARES OUTSTANDING....................................             41,879                      81,767
                                                                                          =====                       =====





See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                               SIX MONTHS ENDED
                                                                              YEAR ENDED OCTOBER 31,            APRIL 30, 1996
                                                                          __________________________
PER SHARE DATA:                                                            1994(1)          1995                  (UNAUDITED)
                                                                           ____             ____                     ______
    Net asset value, beginning of period.......................           $12.50          $12.43                    $14.00
                                                                             ___             ___                       ___
    INVESTMENT OPERATIONS:
    Investment income-net......................................              .30             .10                       .15
    Net realized and unrealized gain (loss)
      on investments...........................................            (.37)            2.33                      3.49
                                                                             ___             ___                       ___
      TOTAL FROM INVESTMENT OPERATIONS.........................            (.07)            2.43                      3.64
                                                                             ___             ___                       ___
    DISTRIBUTIONS:
    Dividends from investment income-net.......................               -             (.33)                     (.09)
    Dividends from net realized gain
      on investments...........................................               -             (.53)                    (1.01)
                                                                             ___             ___                       ___
      TOTAL DISTRIBUTIONS......................................               -             (.86)                    (1.10)
                                                                             ___             ___                       ___
    Net asset value, end of period.............................           $12.43          $14.00                    $16.54
                                                                             ===             ===                       ===
TOTAL INVESTMENT RETURN........................................            (.56%)(2)      21.30%                     27.37%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to
      average net assets.......................................                -            .84%                      .63%(2)
    Ratio of interest expense and dividends on
      securities sold short to average net assets..............              .01%(2)        .07%                      .02%(2)
    Ratio of net investment income to
      average net assets.......................................            2.39%(2)         .79%                     1.05%(2)
    Decrease reflected in above expense ratios
      due to undertakings by Dreyfus...........................            2.07%(2)        1.80%                      .22%(2)
    Portfolio Turnover Rate................................  ....        219.63%(2)      161.01%                   133.23%(2)
    Average commission rate paid(3)............................               -              -                     $.0511
    Net Assets, end of period (000's omitted).................            $5,166         $6,404                    $8,917
(1)    From December 29, 1993 (commencement of operations) to October 31, 1994.
(2)    Not annualized.
(3)    For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See independent accountants' review report and notes to financial statements.


DREYFUS SMALL COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Small Company Value Fund (the "Fund"). The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon and an affiliate of Dreyfus, serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of April 30, 1996, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank Corporation, held 473,473 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

DREYFUS SMALL COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    At April 30, 1996, there were no outstanding borrowings under the line of credit. The average daily amount of short-term debt outstanding during the six months ended April 30, 1996 was approximately $6,044, with a related weighted average annualized interest rate of 6.33%. The maximum amount of such debt outstanding at any time during the six months ended April 30, 1996, was $300,000.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSAC TIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1\2% of the first $30 million, 2% of the next $70 million and 1 1\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. Dreyfus has currently undertaken from November 1, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $16,153 for the six months ended April 30, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the value of the Fund's average daily net assets and is payable monthly by Dreyfus.

DREYFUS SMALL COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the six months ended April 30, 1996, the Fund was charged an aggregate of $9,046 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $250 for the period from December 1, 1995 through April 30, 1996.
    Effective May 10, 1996, the Fund entered into a Custody Agreement with Mellon to provide custodial services for the Fund.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the six months ended April 30, 1996 is summarized as follows:

                                                                                    PURCHASES                 SALES
                                                                                     ________                 ________
    Long transactions................................................             $  9,962,920            $  9,015,534
    Short sale transactions..........................................                  528,870                 377,194
                                                                                       _______                 _______
      TOTAL..........................................................                 $10,491,790         $  9,392,728
                                                                                       =======                 =======

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value.
The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at April 30, 1996 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At April 30, 1996, accumulated net unrealized appreciation on investments was $691,235, consisting of $1,002,463 gross unrealized appreciation and $311,228 gross unrealized depreciation.
    At April 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).




DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                              OCTOBER 31, 1995

COMMON STOCKS-90.1%                                                                                 SHARES           VALUE
                                                                                                  ------------  ------------
  COMMERCIAL SERVICES-3.7%          Bowne & Co.................................                      4,500       $   83,813
                                    Graphic Industries.........................                      3,600           35,100
                                    Hughes Supply..............................                      1,000           24,125
                                    Nash Finch.................................                      1,000           17,875
                                    True North Communications..................                      3,700           74,925
                                                                                                                 ------------
                                                                                                                    235,838
                                                                                                                 ------------
  CONSUMER DURABLES-6.6%            Bally Gaming International..............(a)                      4,900           51,450
                                    Beazer Homes USA........................(a)                      4,200           73,500
                                    Continental Homes Holding..................                      3,100           63,550
                                    De Rigo S.P.A., A.D.R. ....................                      1,000           20,625
                                    La-Z-Boy Chair.............................                      2,000           59,500
                                    Lifetime Hoan...........................(a)                      1,400           13,300
                                    SPX........................................                      3,200           49,600
                                    Scotts, Cl. A...........................(a)                      1,500           29,813
                                    U.S. Home...............................(a)                      2,200           59,125
                                                                                                                 ------------
                                                                                                                    420,463
                                                                                                                 ------------
  CONSUMER NON-DURABLES-4.3%        Alberto-Culver, Cl. A......................                      3,300           89,100
                                    Block Drug, Cl. A (non-voting).............                      1,000           38,500
                                    Jones Apparel Group......................(a)                       900           30,825
                                    Maybelline.................................                      2,000           47,250
                                    Paragon Trade Brands....................(a)                      3,600           57,150
                                    Tultex..................................(a)                      3,000           14,250
                                                                                                                 -------------
                                                                                                                    277,075
                                                                                                                 -------------
  CONSUMER SERVICES-7.0%            Chris-Craft Industries..................(a)                      2,797          111,530
                                    Evergreen Media, Cl. A..................(a)                      1,840           50,140
                                    Hollinger International, Cl. A.............                      6,000           69,000
                                    Price Communications....................(a)                      2,000           16,375
                                    Ryan's Family Steak House...............(a)                      5,100           39,525
                                    SFX Broadcasting, Cl. A.................(a)                      3,400           91,800
                                    ShowBiz Pizza Time......................(a)                      5,500           67,375
                                                                                                                 ------------
                                                                                                                    445,745
                                                                                                                 ------------
  ELECTRONIC TECHNOLOGY-14.5%       Ade........................................                      5,000           75,000
                                    Banyan Systems..........................(a)                      3,500           27,344
                                    BE Aerospace............................(a)                      9,200           72,450
                                    Conner Peripherals......................(a)                      3,600           64,800
                                    Dynatech................................(a)                      1,500           22,500
                                    ESS Technology.............................                        700           21,000
                                    Etec Systems...............................                     15,000          165,000
                                     GTI....................................(a)                      2,000           34,000
                                    Measurex...................................                      1,600           49,200
                                    Megatest................................(a)                      2,500           73,750

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                        SHARES            VALUE
                                                                                              ------------   ---------------

  ELECTRONIC TECHNOLOGY (CONTINUED) Microtec Research..........................                      5,000       $   69,687
                                    Tegal......................................                      9,000          114,750
                                    Truevision..............................(a)                      8,500           65,875
                                    Zoom Telephonics........................(a)                      4,600           74,750
                                                                                                             ---------------
                                                                                                                    930,106
                                                                                                             ---------------
  ENERGY MINERALS-2.2%              Cross Timbers Oil..........................                      2,000           29,000
                                    Diamond Shamrock...........................                        800            20,600
                                    Santa Fe Energy Resources...............(a)                      6,000           53,250
                                    Swift Energy............................(a)                      4,000           35,500
                                                                                                             ---------------
                                                                                                                    138,350
                                                                                                             ---------------
  FINANCE-15.5%                     Allmerica Property & Casualty Cos..........                        800           18,200
                                    Astoria Financial..........................                      1,000           42,875
                                    Bay Ridge Bancorp.......................(a)                      1,800           38,475
                                    Bay View Capital...........................                      2,500           66,250
                                    Brooklyn Bancorp........................(a)                      1,200           47,250
                                    Citizens...................................                      1,000           18,125
                                    City National..............................                      3,000           39,750
                                    Community Bank System......................                      2,300           72,450
                                    Downey Financial...........................                      2,900           59,088
                                    First Palm Beach Bancorp...................                      2,600           59,150
                                    Fleet Financial Group......................                      1,713           66,379
                                    Fleet Financial Group (Warrants)........(a)                        224            2,268
                                    Fremont General...........................                       1,000           29,000
                                    Glendale Federal Bank FSB...............(a)                      2,000           32,000
                                    Greater New York Savings Bank...........(a)                      2,000           24,000
                                    Horace Mann Educators......................                      1,700           45,262
                                    Interpool...............................(a)                      2,000           32,000
                                    Long Island Bancorp........................                      2,500           57,187
                                    MLF Bancorp................................                      1,700           38,250
                                    PXRE.......................................                        800           20,400
                                    Patriot American Hospitality...............                      1,000           24,375
                                    SFFed......................................                      1,500           45,750
                                    Security-Connecticut....................                         1,500           39,000
                                    Standard Financial......................(a)                      2,400           33,000
                                    Summit Properties..........................                        900           16,650
                                    Transnational Re, Cl. A.................(a)                      1,200           26,850
                                                                                                             --------------
                                                                                                                    993,984
                                                                                                             --------------
  HEALTH SERVICES-1.6%              Enterprise Systems.........................                        500           11,688
                                    Pediatrix Medical Group....................                      2,000           43,250
                                    Sterling Heathcare Group................(a)                      2,000           27,500
                                    Total Renal Care Holdings..................                      1,000           20,375
                                                                                                             --------------
                                                                                                                    102,813
                                                                                                             ---------------









DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                          SHARES          VALUE
                                                                                           ---------------   ---------------
  HEALTH TECHNOLOGY-1.5%            Advanced Technology Laboratories........(a)                      2,300       $   41,400
                                     Kinetic Concepts..........................                      5,000           55,625
                                                                                                             ---------------
                                                                                                                     97,025
                                                                                                             ---------------
  INDUSTRIAL SERVICES-5.1%          Hornbeck Offshore Services..............(a)                      4,500           65,813
                                    Lufkin Industries..........................                      2,500           46,250
                                    Marine Drilling Cos. ...................(a)                      2,500            9,375
                                    Noble Drilling..........................(a)                      5,800           40,600
                                    Rowan Cos. .............................(a)                      8,000           53,000
                                    Stolt Comex Seaway, S.A. ...............(a)                      5,000           44,063
                                    Tuboscope Vetco International...........(a)                      7,100           41,712
                                    Weatherford Enterra.....................(a)                     1,200            28,950
                                                                                                             ---------------
                                                                                                                    329,763
                                                                                                             ---------------
  NON-ENERGY MINERALS-.8%           Texas Industries...........................                      1,000           52,625
                                                                                                             ---------------
  PROCESS INDUSTRIES-3.6%           Applied Extrusion Technologies..........(a)                      2,000           30,750
                                    Calgon Carbon..............................                      5,000           56,875
                                    Dexter.....................................                      2,000           47,750
                                    Fuller (H.B.) .............................                        900           28,350
                                    International Specialty Products...........                      1,500           12,937
                                    Slocan Forest Products.....................                      2,108           20,209
                                    Stepan.....................................                      2,000           31,500
                                                                                                             ---------------
                                                                                                                    228,371
                                                                                                             ---------------
  PRODUCER MANUFACTURING-7.8%       General Scanning...........................                      4,000           48,000
                                    Handy & Harman.............................                     2,100           29,663
                                    INDRESCO................................(a)                      3,600           61,650
                                    Oakley.....................................                        500           17,250
                                    Talley Industries.......................(a)                      6,500           56,875
                                    Triarc Cos., Cl. A......................(a)                      3,000           28,500
                                    UNR Industries.............................                      7,500           62,812
                                    U.S. Industries............................                      5,100           76,500
                                    Zero.......................................                      2,700           41,175
                                    Zurn Industries............................                      1,000           25,000
                                    Zycon.......................................                     4,000           50,000
                                                                                                             ---------------
                                                                                                                    497,425
                                                                                                             ---------------
  RETAIL TRADE-6.8%                 CPI........................................                      2,500           45,625
                                    Carr-Gottstein Foods....................(a)                      3,000           24,000
                                    Egghead.................................(a)                      1,500           10,313
                                    Fay's......................................                      5,000           40,000
                                    Finish Line, Cl. A.................... .(a)                      6,000           53,250
                                    Hi-Lo Automotive........................(a)                      3,600           21,150
                                    Neiman-Marcus Group........................                      3,000           51,375
                                    Pier 1 Imports.............................                      6,380           61,408

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                       SHARES             VALUE
                                                                                            --------------   --------------
  RETAIL TRADE (CONTINUED)           Venture Stores............................                        300        $   1,125
                                     Waban..................................(a)                      4,100           64,062
                                    Younkers................................(a)                      3,000           65,625
                                                                                                             ---------------
                                                                                                                    437,933
                                                                                                             ---------------
  TECHNOLOGY SERVICES-2.7%          Cooper & Chyan Technology..................                        500            7,062
                                    Health Payment Review......................                      3,000           78,000
                                    Legato Systems..........................                           500           18,250
                                    Logic Works................................                        500            7,625
                                    Premenos Technology........................                        800           31,400
                                    Smith Micro Software.......................                      2,500           30,625
                                                                                                             ---------------
                                                                                                                    172,962
                                                                                                             ---------------
  TRANSPORTATION-5.3%               Harper Group...............................                      3,500           63,000
                                    Midwest Express Holdings...................                      2,500           62,812
                                    Sea Containers, Cl. A......................                      5,000           91,250
                                    Stolt-Nielsen, S.A. .......................                      3,000           90,000
                                    Teekay Shipping............................                      1,500           34,875
                                                                                                             ---------------
                                                                                                                    341,937
                                                                                                             ---------------
  UTILITIES-1.1%                    Central Maine Power........................                      2,700           37,462
                                    NGC........................................                      2,232           20,088
                                    Tel-Save Holdings..........................                      1,000           13,875
                                                                                                             ---------------
                                                                                                                     71,425
                                                                                                             ---------------
                                    TOTAL COMMON STOCKS
                                    (cost $5,475,604)..........................                                  $5,773,840
                                                                                                             ===============
                                                                                               PRINCIPAL
SHORT-TERM INVESTMENTS-9.6%                                                                    AMOUNT
                                                                                            ---------------
  U.S. TREASURY BILLS:              5.37%, 11/2/95..........................(b)                $   236,000      $  235,965
                                    5.16%, 11/9/95.............................                     33,000          32,962
                                    5.13%, 12/7/95.............................                    101,000         100,490
                                    5.28%, 12/14/95.........................(b)                    245,000         243,474
                                                                                                             ---------------
                                    TOTAL SHORT-TERM INVESTMENTS
                                    (cost $612,864)............................                                $   612,891
                                                                                                             ===============
TOTAL INVESTMENTS(cost $6,088,468).............................................                      99.7%      $6,386,731
                                                                                             =============   ==============
CASH AND RECEIVABLES (NET).....................................................                        .3%      $   17,221
                                                                                             =============   ==============
NET ASSETS.....................................................................                     100.0%      $6,403,952
                                                                                             =============   ==============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.

See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF SECURITIES SOLD SHORT                                                                        OCTOBER 31, 1995
COMMON STOCK-6.3%                                                                               SHARES             VALUE
                                                                                           ---------------   --------------
Availl.........................................................................                      5,000        $  41,875
C-COR Electronics..............................................................                      2,200           50,600
Champion Industries............................................................                      1,100           23,100
Elcor..........................................................................                      1,500           31,500
Electronics For Imaging........................................................                        300           24,675
Fritz Cos. ....................................................................                      2,070           72,450
Lance..........................................................................                      1,600           27,000
Presstek.......................................................................                      1,000           47,500
Semtech........................................................................                      1,000           25,625
Symbol Technologies............................................................                      1,100           38,363
WMS Industries.................................................................                         40              785
Williams-Sonoma................................................................                      1,000           17,375
                                                                                                             ---------------
TOTAL SECURITIES SOLD SHORT
    (proceeds $348,375)........................................................                                    $400,848
                                                                                                             ===============

















See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                       OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $6,088,468)-see statement.......................................                                         $6,386,731
    Cash....................................................................                                            184,850
    Receivable for investment securities sold...............................                                             67,962
    Dividends and interest receivable.......................................                                                991
    Receivable from brokers for proceeds on securities sold short...........                                            348,375
    Prepaid expenses........................................................                                             22,735
    Due from The Dreyfus Corporation........................................                                              8,325
                                                                                                                ------------------
                                                                                                                      7,019,969
LIABILITIES:
    Due to Distributor......................................................                      $    1,360
    Payable for investment securities purchased.............................                         175,875
    Securities sold short, at value (proceeds $348,375)-see statement.......                         400,848
    Accrued expenses........................................................                          37,934            616,017
                                                                                               ---------------  ------------------
NET ASSETS..................................................................                                         $6,403,952
                                                                                                                ==================
REPRESENTED BY:
    Paid-in capital.........................................................                                         $5,682,016
    Accumulated undistributed investment income-net.........................                                             30,658
    Accumulated undistributed net realized gain on investments,
      securities sold short and foreign currency transactions...............                                            445,486
    Accumulated net unrealized appreciation on investments, securities
      sold short and foreign currency transactions-Note 4(b)................                                            245,792
                                                                                                                ------------------
NET ASSETS at value applicable to 457,389 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                         $6,403,952
                                                                                                                ==================
NET ASSET VALUE per share ($6,403,952 / 457,389 shares).....................                                             $14.00
                                                                                                                ==================






See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF OPERATIONS                                                                                YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $182 foreign taxes withheld at source)........                       $  44,754
      Interest.............................................................                          51,585
                                                                                               ---------------
            TOTAL INCOME...................................................                                           $    96,339
    EXPENSES:
      Management fee-Note 3(a).............................................                         42,383
      Shareholder servicing costs-Note 3(b,c)..............................                         43,258
      Legal fees...........................................................                         19,163
      Auditing fees........................................................                         15,831
      Registration fees....................................................                          8,795
      Organization expenses................................................                          5,359
      Custodian fees.......................................................                          5,505
      Directors' fees and expenses-Note 3(d)...............................                          4,203
      Prospectus and shareholders' reports-Note 3(b).......................                          3,302
      Interest-Note 2......................................................                          2,822
      Dividends on securities sold short...................................                          1,286
      Miscellaneous........................................................                          1,312
                                                                                             --------------
                                                                                                   153,219
      Less-expense reimbursement from Manager
          due to undertaking-Note 3(a).....................................                        101,524
                                                                                             --------------
            TOTAL EXPENSES.................................................                                                51,695
                                                                                                                  ----------------
            INVESTMENT INCOME-NET..........................................                                                44,644
                                                                                                                  ----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain (loss) on investments-Note 4(a):
          Long transactions (including foreign currency transactions)......                       $474,892
          Short sale transactions..........................................                       (10,036)
                                                                                             --------------
          NET REALIZED GAIN................................................                                               464,856
      Net unrealized appreciation on investments, securities sold
          short and foreign currency transactions..........................                                               601,439
                                                                                                                 -----------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS................                                             1,066,295
                                                                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                                            $1,110,939
                                                                                                                 =================

See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                ----------------------------------
                                                                                                     1994*               1995
                                                                                                ---------------     --------------
OPERATIONS:
    Investment income-net...................................................                    $   123,146          $     44,644
    Net realized gain on investments........................................                        200,873               464,856
    Net unrealized appreciation (depreciation) on investments...............                       (355,647)              601,439
                                                                                                ---------------     --------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (31,628)            1,110,939
                                                                                                ---------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                        ---                 (137,132)
    Net realized gain on investments........................................                        ---                 (220,243)
                                                                                                ---------------     --------------
      TOTAL DIVIDENDS.......................................................                        ---                 (357,375)
                                                                                                ---------------     --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                      5,174,759               343,498
    Dividends reinvested....................................................                        ---                   357,374
    Cost of shares redeemed.................................................                         (2,340)            (216,275)
                                                                                                ---------------     --------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                      5,172,419               484,597
                                                                                                ---------------     --------------
          TOTAL INCREASE IN NET ASSETS......................................                      5,140,791             1,238,161
NET ASSETS:
    Beginning of year.......................................................                         25,000             5,165,791
                                                                                                ---------------     --------------
    End of year (including undistributed investment income-net:
      $123,146 in 1994 and $30,658 in 1995).................................                     $5,165,791            $6,403,952
                                                                                                ===============     ==============

                                                                                                  SHARES                SHARES
                                                                                                ---------------     --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                        413,701                27,757
    Shares issued for dividends reinvested..................................                          ---                  31,966
    Shares redeemed.........................................................                           (191)              (17,844)
                                                                                                ---------------     --------------
      NET INCREASE IN SHARES OUTSTANDING....................................                        413,510                41,879
                                                                                                ===============     ==============
*  From December 29, 1993 (commencement of operations) to October 31, 1994.



See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Fund's Prospectus dated March 1, 1996.


DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Small Company Value Fund (the "Series").
Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution
Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. On September 29, 1995, the Fund's shareholders approved a sub-investment advisory agreement between Dreyfus and The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon Bank, N.A. and an affiliate of Dreyfus, with respect to the Series.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus
Small Company Value Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 439,186 shares of Dreyfus Small Company Value Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments
DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    At October 31, 1995, there were no outstanding borrowings under the line of credit. The average daily amount of short-term debt outstanding during the year ended October 31, 1995 was approximately $39,532, with a related weighted average annualized interest rate of 7.14%. The maximum amount of such debt outstanding at any time during the year ended October 31, 1995, was $268,000.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, Dreyfus had undertaken from November 1, 1994 through December 31, 1994, to
DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. Dreyfus has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $101,524 for the year ended October 31, 1995.
    The undertaking may be modified by Dreyfus from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly by Dreyfus.
    (B) Prior to September 30, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. Under the Plan, the Distributor was permitted to pay one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees payable under the Plan were payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995 the Series was charged $27,483 pursuant to the Plan. Effective September 30, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $14,128 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended October 31, 1995 is summarized as follows:

                                                                                              PURCHASES             SALES
                                                                                            --------------    --------------
    Long transactions................................................                         $7,954,518         $7,778,145
    Short sale transactions..........................................                            483,691            722,731
                                                                                            --------------    --------------
      TOTAL..........................................................                         $8,438,209         $8,500,876
                                                                                            ==============    ==============

    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at October 31, 1995 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At October 31, 1995, accumulated net unrealized appreciation on investments was $245,792, consisting of $521,273 gross unrealized appreciation and $275,481 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS SMALL COMPANY VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments and securities sold short, of Dreyfus Small Company Value Fund (formerly Dreyfus Small Company Value Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
December 7, 1995







                    Dreyfus Growth and Value Funds, Inc.


                          PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement

                Condensed Financial Information for the period from September 29, 1995 (commencement of operations) to August 31, 1996 with respect to Dreyfus Aggressive Value Fund and Dreyfus Aggressive Growth Fund.

                Included in Part B of the Registration Statement:


                     Statement of Investments-- for the period September 29, 1995 (commencement of operations) to August 31, 1996 (audited) for Dreyfus Aggressive Value Fund and Dreyfus Aggressive Growth Fund.

                     Statement of Assets and Liabilities-- for the period September 29, 1995 (commencement of operations) to August 31, 1996 (audited) for Dreyfus Aggressive Value Fund and Dreyfus Aggressive Growth Fund.

                     Statement of Operations-- for the period September 29, 1995 (commencement of operations) to August 31, 1996 (audited) for Dreyfus Aggressive Value Fund and Dreyfus Aggressive Growth Fund.

                     Statement of Changes in Net Assets-- for the period September 29, 1995 (commencement of operations) to August 31, 1996 (audited) for Dreyfus Aggressive Value Fund and Dreyfus Aggressive Growth Fund.

                     Notes to Financial Statements

                     Report of Ernst & Young LLP, Independent Auditors, dated September 27, 1996.




All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.



Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:

  (1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993, and Exhibits (1)(b) and (1)(c) of Post Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (5)(a)   Management Agreement is incorporated by reference to Exhibit
           (5)(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (6)(a)   Distribution Agreement is incorporated by reference to Exhibit
           (6) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (6)(b) Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.


  (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993 are incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.

  (11)     Consent of Independent Auditors.

  (14) Documents making up model plans in the establishment of retirement plans in conjunction with which Registrant offers its Securities are incorporated by reference to Exhibit (14) of Post Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 22, 1994.

  (17)     Financial Data Schedule.

           Other Exhibits
           ______________

                (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.

                (b) Certificate of Secretary are incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


                (1)                                        (2)
                                                    Number of Record
           Title of Class                 Holders as of November 12, 1996
           ______________                _______________________________

           Common Stock
           (Par value $.001)

           Dreyfus Aggressive Value Fund                  1015
           Dreyfus Aggressive Growth Fund                 10309


Item 27.   Indemnification
_______    _______________

           The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993.

           Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.


Item 28(a).     Business and Other Connections of Investment Adviser.
_______         ____________________________________________________

                The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                           Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
and a Director                     Officer:
                                   Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Institutional Sales                Dreyfus Service Corporation*;
                                   Broker-Dealer Division of Dreyfus
                                   Service Corporation*;
                                   Group Retirement Plans Division of
                                   Dreyfus Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  Dreyfus Stock Index Fund, Inc.
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus S&P 500 Index Fund
          63)  Dreyfus Short-Intermediate Government Fund
          64)  Dreyfus Short-Intermediate Municipal Bond Fund
          65)  Dreyfus Investment Grade Bond Funds, Inc.
          66) The Dreyfus Socially Responsible Growth Fund, Inc.
          67)  Dreyfus Tax Exempt Cash Management
          68)  The Dreyfus Third Century Fund, Inc.
          69)  Dreyfus Treasury Cash Management
          70)  Dreyfus Treasury Prime Cash Management
          71)  Dreyfus Variable Investment Fund
          72)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          73)  General California Municipal Bond Fund, Inc.
          74)  General California Municipal Money Market Fund
          75)  General Government Securities Money Market Fund, Inc.
          76)  General Money Market Fund, Inc.
          77)  General Municipal Bond Fund, Inc.
          78)  General Municipal Money Market Fund, Inc.
          79)  General New York Municipal Bond Fund, Inc.
          80)  General New York Municipal Money Market Fund
          81)  Premier Insured Municipal Bond Fund
          82)  Premier California Municipal Bond Fund
          83)  Premier Equity Funds, Inc.
          84)  Premier Global Investing, Inc.
          85)  Premier GNMA Fund
          86)  Premier Growth Fund, Inc.
          87)  Premier Municipal Bond Fund
          88)  Premier New York Municipal Bond Fund
          89)  Premier State Municipal Bond Fund
          90)  Premier Strategic Growth Fund
          91)  Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+             Vice President                    None

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Bachman++    Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 2nd day of December, 1996.

                    Dreyfus Growth and Value Funds, Inc.


            BY:    /s/Marie E. Connolly*
                   MARIE E. CONNOLLY, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                          Date

__________________________      ___________________________       _________

/s/Marie E. Connolly*           President (Principal Executive      12/2/96
Marie E. Connolly               Officer) and Director



/s/Joseph S. DiMartino*         Director                            12/2/96
Joseph S. DiMartino


/s/John M. Fraser, Jr.*         Director                            12/2/96
John M. Fraser, Jr.


/s/David P. Feldman*            Director                            12/2/96
David P. Feldman


/s/Ehud Houminer*               Director                            12/2/96
Ehud Houminer


 /s/David J. Mahoney*            Director                            12/2/96
David J. Mahoney


/s/Gloria Messinger*            Director                            12/2/96
Gloria Messinger


/s/Jack R. Meyer*               Director                            12/2/96
Jack R. Meyer


/s/John Szarkowski*             Director                            12/2/96
John Szarkowski


/s/Anne Wexler*                 Director                            12/2/96
Anne Wexler



*BY:     /s/ Elizabeth Bachman
         Elizabeth Bachman,
         Attorney-in-Fact



                                     EXHIBIT INDEX


Exhibits


        (11)     Consent of Independent Auditors

        (17)    Financial Data Schedule